                                                                   Exhibit 10.24

                      [Confidential Treatment Requested]

     PLA Number:  ______________________
     Date of Agreement:  _______________

     VERISIGN PRIVATE LABEL AGREEMENT

Customer:          VISA International Service Association, a Delaware
                   -------------------------------------------------------------
                   corporation
                   -------------------------------------------------------------

Customer Address:  900 Metro Center Boulevard, Foster City California 94404 or
                   -------------------------------------------------------------
                   P.O. Box 8999, San Francisco, California 94128-8999
                   -------------------------------------------------------------

Customer Contact:  Irv Wentzien, Vice President
                   ------------------------------------------------------------

Effective Date:    October 3, 1996
                   ------------------------------------------------------------

Term of Agreement: One year
                   ------------------------------------------------------------

Exhibits Attached: Exhibit "A":  Definitions
                   Exhibit "B":  Fees
                   Exhibit "C":  Logo Usage Guide
                   Exhibit "D":  Project Plan Elements
                   Exhibit "E":  System Design Specifications
                   Exhibit "F":  Customer Requirements
                   Exhibit "G":  Acceptance Test Procedures
                   Exhibit "H":  Reserved
                   Exhibit "I":  Escrow Agreement
                   Exhibit "J":  License Agreement
                   Exhibit "K":  Service Level Specification
                   Exhibit "L":  Support Levels

     THIS VERISIGN PRIVATE LABEL AGREEMENT ("AGREEMENT"), effective as of the
                                             ---------
Effective Date set forth above, is entered into by and between VeriSign, Inc., a Delaware corporation, having its principal place of business at 2593 Coast Avenue, Mountain View, California 94043 ("VERISIGN"), and the party identified
                                          --------
above ("CUSTOMER"), having a principal address as set forth above.
        --------

                                 R E C I T A L

     VeriSign provides Certificate-issuing and certain other services to members of both public and private hierarchies. Customer wishes VeriSign to design, build and operate a Private Label Certificate System based on Customer's Root Key for the use by Customer to provide certificate registration, issuing and management functions in connection with the Visa Cash stored value card and the Chip Card Payment System, all on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, the parties hereto agree as follows:

                               A G R E E M E N T

VeriSign Private Label Agreement
Page 2

2.   VERISIGN SERVICES TO CUSTOMER
     -----------------------------

     2.1 DEVELOPMENT OF PRIVATE LABEL CERTIFICATE SYSTEM. VeriSign will design and develop a Private Label Certificate System based on Customer's Root Keys, a Protocol specified by Customer and specifications agreed upon by VeriSign and Customer in accordance with Section 4.1 below. The Private Label Certificate System will include provision of services described in Exhibit B hereto.

     2.2 OWNERSHIP AND LICENSE OF PRIVATE LABEL CERTIFICATE SYSTEM. VeriSign will acquire and assemble the components of the Private Label Certificate System, consisting of hardware, software and telecommunications equipment. All right, title and interest to the Private Label Certificate System shall belong solely and exclusively to VeriSign, and Customer shall have no right, title or ownership interest therein. VeriSign shall have the right to obtain and hold in its name copyrights, registrations, patents and any similar protection which may be available for the Private Label Certificate System or components thereof and any derivative works thereof. In the event that any technology included in the Private Label Certificate System as delivered to Customer by VeriSign is hereafter covered by a claim of a patent issued to or assigned to VeriSign, VeriSign shall grant to Customer a nonexclusive, worldwide, royalty-free license under the relevant claim(s) to the extent necessary for Customer to use the Private Label Certificate System as provided in this Agreement.

     Commencing September 1, 1997, Customer on ninety (90) days' prior written notice shall have the right to license the Private Label Certificate System pursuant to a license agreement substantially in the form of Exhibit "J". To the extent portions of the Private Label Certificate System are not owned by VeriSign, VeriSign will arrange to obtain the right to use such items by Customer or arrange for Customer to obtain the right to purchase or otherwise license such items.

     All right, title and interest to the Private Hierarchy Root Keys and associated Private Keys shall belong solely and exclusively to Customer, and VeriSign shall have no right, title or ownership interest therein. VeriSign shall use Customer's Private Hierarchy Root Keys and associated Private Keys in operating the Private Label Certificate System on Customer's behalf. VeriSign agrees to provide Customer with all assistance necessary to recover and recreate any Private Hierarchy Private Key, such assistance may include assigning to Customer the right and ability to request such recovery from BBN.

     2.3 ASSISTANCE IN DEFINING PROTOCOL. VeriSign will assist Customer is defining a workable Protocol for secure management and handling of Certificates in Customer's Private Hierarchy. VeriSign will provide Customer with a copy of VeriSign's Certification Practice Statement which governs Certificate operations in the VeriSign Public Hierarchies and details management and handling of Certificates under a policy-based delegation of operating authority. VeriSign will also recommend a set of operating and security practices and procedures to mitigate risks associated with Private Key compromise and Root Key distribution and to protect Customer's confidential authorization information.

     2.4 MAINTENANCE OF PRIVATE LABEL CERTIFICATE SYSTEM AT VERISIGN SITE. VeriSign will provide a high-security facility on VeriSign's premises in Mountain View, California for operation of the Certificate server(s) and for storage of Certificate Signing Units containing Customer's Private Keys when not in use in a secure vault. VeriSign shall be responsible for maintaining the security on its premises and shall be liable for any damages that arise out of a breach of its security. VeriSign may move the Private Label Certificate System to another location under VeriSign's control which provides a comparable level of security, and VeriSign shall provide notice to Customer in advance of such relocation. VeriSign shall establish a secure backup site at a mutually agreeable location that ensures continued operation in the event of a technical failure, natural disaster or any other event that disables the Mountain View (or relocated) facility.

     2.5 CERTIFICATE MANAGEMENT SERVICES. VeriSign will provide to Customer the following services for Certificate management and operations:

VeriSign Private Label Agreement
Page 3

          2.5.1 SCOPE OF SERVICES. In accordance with Customer's specified Protocol, VeriSign will provide the following services with respect to the Certificate server(s): maintain adequate Certificate-issuing capacity to meet Customer's reasonable forecast requirements.

          2.5.2 ENROLLMENT AND RENEWAL SERVICES. Using an enrollment process based on securely delivered certificate requests, VeriSign will issue Certificates under Customer's name and containing Customer's Root Keys to Subscribers in Customer's Private Hierarchy in accordance with the Protocol. VeriSign will process renewals of Certificates in accordance with the Protocol. Within ten (10) days after the end of each month, VeriSign will provide Customer with a monthly report on the number of Certificates issued.

     2.6 CUSTOMER SUPPORT. During the term of this Agreement, VeriSign will supply maintenance for the Private Label Certificate System as described in this
Section 2.6 without additional charge to Customer.

          2.6.1 TELEPHONE SUPPORT. VeriSign will provide telephone support as is reasonably necessary for Customer to meet the performance criteria for the Private Label Certificate System as provided in Exhibit "K." VeriSign will also provide telephone support for a reasonable volume of calls to Customer-related entities as provided in Exhibit "L." VeriSign shall provide the support specified in this Section 2.6.1 to Customer's employees responsible for developing and maintaining Customer Products. VeriSign will provide the names of employees who will serve as primary points of contact for technical support for Customer. VeriSign may change the names of designated employees at any time by providing written notice to Customer. On VeriSign's request, Customer will provide a list with the names of the employees designated to receive support from VeriSign. Customer may change the names on the list at any time by providing written notice to VeriSign.

          2.6.2 ESCALATION PROCEDURES. Customer and VeriSign shall agree upon a procedure for resolution of operating problems in the Private Label Certificate System which provides for escalation of effort based on the problem severity.

          2.6.3 REIMBURSEMENT FOR CORRECTION OF CUSTOMER ERRORS. In the event VeriSign is required to take actions to correct an error which is caused by Customer errors, modifications, enhancements, software or hardware, then VeriSign may charge Customer for the correction or repair on a time-and-materials basis at VeriSign's rates then in effect, plus reimbursement for reasonable travel to and from Customer's sites and out-of-pocket expenses, as may be necessary in connection with duties performed under this Section 2.6 by VeriSign.

          2.6.4 SYSTEM RELEASES. In the event operating problems in the Private Label Certificate System are not resolved by the escalation procedures, Customer and VeriSign agree to evaluate the desirability of changing to a later available release version of Private Label Certificate System and other applications employed by VeriSign in provision of the Private Label Certificate System. A change to release level in the Private Label Certificate System will also be evaluated at the time new releases are tested.

     2.7 ESCROW AGREEMENT. VeriSign will place in escrow pursuant to the Escrow Agreement set forth at Exhibit "I" all information necessary to build, support, maintain and operate the Private Label Certificate System. This information will be released to Customer upon occurrence of the events specified in such Escrow Agreement.

     2.8 CUSTOMER MARKETING RIGHTS. VeriSign acknowledges and understands that Customer will be marketing Certificates and Certificate services using the Private Label Certificate Service being produced by VeriSign to Customer hereunder. All pricing of Certificates to Customer Members under the Certificate Authority Service marketed by Customer shall be determined by Customer, independent of any obligation to support and operate the Private Label Certificate Service by VeriSign hereunder. Customer shall charge its Members directly for use of the Private Label Certificate System.

     2.9 CUSTOMER PERSONNEL. Customer may, at its own cost, upon reasonable notice and for the purpose of problem resolution, provide personnel to monitor or participate in the operation of the Private Label Certificate Service and provision of Customer service pursuant to Section 2.6. VeriSign agrees to cooperate with Customer

VeriSign Private Label Agreement
Page 4

personnel to permit them to assist in establishing appropriate levels of Customer service and participate in problem verification and determination.

     2.10 FINANCIAL DATA. In the event Customer ceases to have access to financial information concerning VeriSign pursuant to its rights under that certain Investors' Rights Agreement dated February 20, 1996, or pursuant to filings made in accordance with the Securities Exchange Act of 1934, VeriSign shall make available to Customer on a quarterly basis, an unaudited balance sheet and statement of operations. Such information shall be kept confidential by Customer in accordance with Section 6.

3.   CUSTOMER OBLIGATIONS TO VERISIGN
     --------------------------------

     3.1 PROTOCOL. In addition to specifying functionality as incorporated in the Customer Requirements for the product(s) or service(s) specified on Exhibit "B" hereto and the System Design Specifications, Customer will specify a Protocol, consisting of policies, procedures and resources to control the entire Certificate process for its Private Hierarchy and the transactional use of Certificates within the Private Hierarchy. The Protocol is not required to be consistent with the requirements of VeriSign's Certification Practice Statement for operation of VeriSign Public Hierarchies.

     3.2 VERIFICATION OF SUBSCRIBER INFORMATION. Customer will provide VeriSign with verification of enrollment information submitted by a Subscriber who wishes to become a member of Customer's Private Hierarchy prior to VeriSign's issuance of a Certificate to such Subscriber. Customer will provide VeriSign with verification of a Subscriber's identity to the extent required by the Protocol.

     3.3 FORECAST. Customer agrees to provide VeriSign on a confidential basis at the end of each calendar quarter with an updated forecast of the volume of Certificates it expects to be required for Customer's Private Hierarchy for the next six (6) months. The forecasts shall be by product line and based upon good faith estimates and assumptions believed by Customer to be reasonable at the time made.

     3.4 CUSTOMER PERSONNEL. To the extent Customer personnel are provided or take action pursuant to Sections 2.9 or 4.2, such personnel shall be provided solely at Customer's cost, and, upon request, Customer shall provide evidence of satisfaction of all state and federal employment laws and worker compensation requirements in connection with such personnel. Such personnel shall execute confidentiality agreements as VeriSign shall reasonably request, and shall agree to abide by all reasonable VeriSign visitor regulations. Customer understands that VeriSign operates a secure facility and that there are portions of such facility that Customer's personnel will not be permitted to enter. In the event that VeriSign determines that any of Customer's personnel has breached a VeriSign visitor regulation, Customer shall immediately cause such person to be removed from VeriSign's facility, and may provide a replacement.

4.   DEVELOPMENT
     -----------

     4.1 DEVELOPMENT OF PROJECT PLAN. Attached as Exhibit "D" is the Project Plan that specifies the major phases of the development of the Customer's Private Label Certificate System, the major tasks to be completed, the deliverables to be produced and their scheduled completion dates.

          4.1.1 DEVELOPMENT OF INTERFACE SPECIFICATIONS. In accordance with the Project Plan, Customer will create Interface Specifications for software interface of the Private Label Certificate System to Customer's Subscriber enrollment and authorization information and deliver the Interface Specifications to VeriSign for review and approval. VeriSign shall deliver written acceptance or rejection of the Interface Specifications within fourteen
(14) days. VeriSign shall promptly notify Customer of any deficiencies in the Interface Specifications. Such notification shall be in writing and shall contain sufficient detail to allow Customer to resolve such deficiencies. If VeriSign fails to respond within the fourteen (14) days, Customer may submit written notice of such failure. If VeriSign does not respond with written notice of deficiencies as described above within two (2) days of receipt of such notice then such failure to respond shall be deemed an acceptance by

VeriSign Private Label Agreement
Page 5

VeriSign. Customer shall respond to deficiencies identified by VeriSign by either making modifications or refuting VeriSign's arguments regarding the deficiency. Any modification to the Interface Specifications shall be resubmitted to VeriSign for review and approval in accordance with the procedures outlined in this Section 4.1.1.

          4.1.2 DEVELOPMENT OF PROTOCOL. In accordance with the Project Plan, Customer will create the Protocol and deliver it to VeriSign for review and approval. VeriSign shall deliver written acceptance or rejection of the Protocol within fourteen (14) days. VeriSign shall promptly notify Customer of any deficiencies in the Protocol. Such notification shall be in writing and shall contain sufficient detail to allow Customer to resolve such deficiencies. If VeriSign fails to respond within the fourteen (14) days, Customer may submit written notice of such failure. If VeriSign does not respond with written notice of deficiencies as described above within two (2) days of receipt of such notice then such failure to respond shall be deemed an acceptance by VeriSign. Customer shall respond to deficiencies identified by VeriSign by either making modifications or refuting VeriSign's arguments regarding the deficiency. Any modification to the Protocol shall be resubmitted to VeriSign for review and approval in accordance with the procedures outlined in this Section 4.1.2.

          4.1.3 DEVELOPMENT OF SYSTEM DESIGN SPECIFICATIONS. In accordance with the Project Plan, VeriSign will create System Design Specifications for the Private Label Certificate System and deliver the System Design Specifications to Customer to determine material conformity to Exhibit "F" and the Protocol and for Customer acceptance. Customer shall deliver written acceptance or rejection of the System Design Specifications within fourteen (14) days. Customer shall promptly notify VeriSign of any deficiencies in the System Design Specifications. Such notification shall be in writing and shall contain sufficient detail to allow VeriSign to resolve such deficiencies. If Customer fails to respond within the fourteen (14) days, VeriSign may submit written notice of such failure. If Customer does not respond with written notice of deficiencies as described above within two (2) days of receipt of such notice then such failure to respond shall be deemed an acceptance by Customer.
VeriSign shall respond to deficiencies identified by Customer by either making modifications or refuting Customer's arguments regarding the deficiency. Any modification to the System Design Specifications shall be resubmitted to Customer for review and approval in accordance with the procedures outlined in this Section 4.1.3.

          4.1.4 DEVELOPMENT OF ACCEPTANCE TEST PROCEDURES. In accordance with the Project Plan, Customer shall create the Acceptance Test Procedures and deliver them to VeriSign for review and approval. VeriSign shall deliver written acceptance or rejection of the Acceptance Test Procedures within fourteen (14) days. VeriSign shall promptly notify Customer of any deficiencies in the Acceptance Test Procedures. Such notification shall be in writing and shall contain sufficient detail to allow Customer to resolve such deficiencies. If VeriSign fails to respond within the fourteen (14) days, Customer may submit written notice of such failure. If VeriSign does not respond with written notice of deficiencies as described above within two (2) days of receipt of such notice then such failure to respond shall be deemed an acceptance by VeriSign. Customer shall respond to deficiencies identified by VeriSign by either making modifications or refuting VeriSign's arguments regarding the deficiency. Any modification to the Acceptance Test Procedures shall be resubmitted to VeriSign for review and approval in accordance with the procedures outlined in this
Section 4.1.4.

          4.1.5 DEVELOPMENT OF PRIVATE LABEL CERTIFICATE SYSTEM. In accordance with the Project Plan, VeriSign will develop the Private Label Certificate System in material conformity to the Interface Specifications and the System Design Specifications. Development of the Private Label Certificate System will take place at VeriSign's facility located in Mountain View, California or such other place as VeriSign shall reasonably select. VeriSign will deliver notice to Customer that the Private Label Certificate System is in material conformity to the Interface Specifications and the System Design Specifications and ready for acceptance testing on or before the date set forth in the Project Plan.

          4.1.6 DEVELOPMENT OF SERVICE LEVEL SPECIFICATION. Customer and VeriSign have specified in Exhibit "K" hereto a preliminary set of performance criteria against which to measure the adequacy of the Private
Label Certificate System, which is acceptance at the Effective Date of this Agreement. Customer and VeriSign recognize that after completion of the major phases of development of the Private Label Certificate System some modification of the Service Level Specification may be desirable. After the Acceptance Test Procedures have been

VeriSign Private Label Agreement
Page 6

approved by VeriSign, Customer and VeriSign shall cooperate in evaluating whether the Service Level Specification should be amended by Change Order in accordance with Section 4.1.8 and shall negotiate in good faith with respect to this Exhibit K.

          4.1.7 ACCEPTANCE. Acceptance testing of the Private Label Certificate System in accordance with the Acceptance Test Procedures shall take place at VeriSign's facility located in Mountain View, California, or such other place as VeriSign shall reasonably select, using test data supplied by Customer and supplemented and approved by VeriSign, and shall establish material conformity of the Private Label Certificate System with the Interface Specifications and the System Design Specifications. VeriSign shall be entitled, but not obligated, to have a representative present at all such tests. Customer shall promptly notify VeriSign of any failure of the Private Label Certificate System discovered in testing, and any retesting required will be performed after redelivery of a modified version of the Private Label Certificate System t Customer by VeriSign. Customer shall deliver written acceptance of the Private Label Certificate System after establishment of material conformance to the Interface Specifications and the System Design Specifications and material satisfaction of the Acceptance Test Procedures within fourteen (14) days of the completion of the testing. Such notification acceptance shall be in writing. If Customer fails to respond within the fourteen (14) days, VeriSign may submit written notice of such failure. If Customer does not respond with written notice of acceptance as described above within two (2) days of receipt of such notice then such failure to respond shall be deemed an acceptance by Customer.

          4.1.8 CHANGE ORDERS. Any amendment to a Program Document after its acceptance shaLl only be effected by a change order ("CHANGE ORDER") approved as
                                                      ------------
follows:

                 4.1.8.1 CUSTOMER INITIATED. Customer may initiate a Change Order by delivering to VeriSign a writing signed by Customer's Program Manager requesting VeriSign to prepare a proposed Change Order. Such writing shall specify the requested change and cross-reference to Sections of the Program Documents that are proposed to be amended.

                 4.1.8.2 VERISIGN INITIATED. VeriSign may initiate a Change Order by delivering to Customer a proposed Change Order meeting the requirements of Section 4.1.8.3.

                 4.1.8.3 PREPARATION. Upon receipt of a written request as set forth above in this Section 4.1.8, VeriSign shall, on or before fifteen (15) days after receipt of such request, prepare for Customer's review a proposed Change Order. Such proposed Change Order shall contain:

                          (i)   a detailed description of the proposed
amendments to the Program Documents;

                          (ii)  the change, if any, to scheduled delivery of any
item;

                          (iii) change in amounts due VeriSign under Exhibit "B"
as a result of such Change Order. It is the expectation of the parties that enhancements over and above the work initially specified in the Program Documents, which both parties deem necessary to permit reasonable implementation of the Private Label Certificate System, will be jointly funded in a spirit of cooperation between VeriSign and Customer. Those changes specifically requested by Customer, which are out of the scope of the original Program Documents, will be provided by VeriSign at its then-current time and materials rates.

                 4.1.8.4 EVALUATION. Customer shall evaluate, and respond to VeriSign with respect to, any Change Order on or before the fifteen (15) business day after receipt.

                 4.1.8.5 APPROVAL. Change Orders shall become effective and shall act as amendments to this Agreement and to portions of the Program Documents specified in such Change Orders only upon their execution by an officer or the Program Manager of VeriSign and by an officer or the Program Manager of Customer.
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VeriSign Private Label Agreement
Page 7


          4.1.8.6 TECHNICAL SERVICES. In the event that a Change Order alters the scope of the project as originally defined. VeriSign will provide the following technical services to Customer at VeriSign's then standard rates:

                   4.1.8.6.1 Engineering assistance in developing interfaces for Certificate services to Customer's proprietary databases containing authorization and enrollment information regarding Subscribers.

                   4.1.8.6.2 Training of up to two (2) days for Customer's employee responsible for training other employees in customer technical support, marketing, and sales. Training shall occur at VeriSign's facility in Mountain View, California, or at such other location as the parties may agree.

     4.2 PROJECT AUDITS. Customer shall have the right to perform a project audit to ensure adherence by VeriSign to this Agreement subject to limitations set forth below. Customer shall give reasonable prior notice to VeriSign of its desire to audit VeriSign's performance under this Agreement. Customer shall have the right to review VeriSign's progress on development of the Private Label Certificate System and after implementation of such system, Customer shall have the right to audit operational performance and execution of VeriSign in connection with the Private Label Certificate System. VeriSign agrees to cooperate with Customer personnel to permit them to assure themselves that VeriSign is performing its obligations in a reasonable manner under this Agreement. Such Customer personnel shall be subject to the requirements of Sections 3.4 and 6 of this Agreement. Customer shall perform such audits only at reasonable intervals.

5.   FEES AND PENALTIES
     ------------------

     5.1 Development Fees. As consideration for the development of a Private Label Certificate System for Customer, provision of the hardware and software components of the system, and assistance in developing a Protocol for operation of the Private Label Certificate System as set forth in Sections 2.1, 2.2 and
2.3 above, Customer shall pay to VeriSign the amount set forth as Development Fees on Exhibit "B" according to the terms contained therein.

     5.2 OPERATION FEES. As consideration for operation of the Private Label Certificate System as set forth in Sections 2.4, 2.5, 2.6 and 2.7 above Customer shall pay to VeriSign the amount set forth as Operation Fees on Exhibit "B" according to the terms contained therein.

     5.3 SUBSCRIBER FEES. Customer will pay to VeriSign as Subscriber Fees amounts for each Subscriber initially enrolled or renewed in Customer's Private Hierarchy through Customer the prices set forth on Exhibit "B".

     5.4 TERMS OF PAYMENT. Subscriber Fees shall accrue upon issuance. VeriSign will furnish Customer with a monthly invoice accompanied by the report required by Section 2.5.2 above of the number and type of Certificates requested and the number and type of Certificates issued and renewed during the prior month. Customer will pay Subscriber Fees as set forth in Exhibit "B" for the period therein. Subscriber Fees due VeriSign hereunder shall be paid by Customer to VeriSign's address set forth on Page 1 above on or before the thirtieth (30th) day after the invoice date. A late payment penalty on any undisputed Subscriber Fees not paid when due shall be assessed at the rate of one percent (1%) per thirty (30) days, beginning on the thirty-first (31st) day after the day the unpaid Subscriber Fees are due.

     5.5 TAXES. All taxes, duties, fees and other governmental charges of any kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of VeriSign) which are imposed by or under the authority of any government or any political subdivision thereof on the Development Fees or Operation Fees, Subscriber Fees or any aspect of this Agreement shall be borne by Customer and shall not be considered a part of, a deduction from or an offset against such fees.

VeriSign Private Label Agreement
Page 8



     5.6 DEGRADATION PENALTY. After thirty (30) days prior notice of failure to meet the minimum service standard set forth in Exhibit "K" Service Level Specifications, Customer shall be entitled to degradation penalties as defined in Exhibit "K".

6.   CONFIDENTIALITY
     ---------------

     6.1 CONFIDENTIALITY. The parties acknowledge that in their performance of their duties hereunder either party may communicate to the other (or its designees) certain confidential and proprietary information concerning the Customer Products, VeriSign products, the know-how, technology, techniques or marketing plans related thereto (collectively, the "Proprietary Information") all of which are confidential and proprietary to, and trade secrets of, the disclosing party. Each party agrees to hold all Proprietary Information within its own organization and shall not, without specific written consent of the other party or as expressly authorized herein, utilize in any manner, publish, communicate or disclose any part of the Proprietary Information to third parties. This Section 6.1 shall impose no obligation on either party with respect to any Proprietary Information which: (i) is in the public domain at the time disclosed by the disclosing party; (ii) enters the public domain after disclosure other than by breach of the receiving party's obligations hereunder or by breach of another party's confidentiality obligations; or (iii) is shown by documentary evidence to have been known by the receiving party prior to its receipt from the disclosing party. Each party will take such steps as are consistent with its protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to ensure that the provisions of this Section 6.1 are not violated by its end user customers, distributors, employees, agents or any other person.

     6.2 INJUNCTIVE RELIEF. Both parties acknowledge that the restrictions contained in this Section 6 are reasonable and necessary to protect their legitimate interests and that any violation of these restrictions will cause irreparable damage to the other party within a short period of time, and each party agrees that the other party will be entitled to injunctive relief against each violation.

7.   OBLIGATIONS OF CUSTOMER
     -----------------------

     7.1 PROPRIETARY MARKINGS; COPYRIGHT NOTICES. The Customer agrees not to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within any VeriSign materials or documentation. The Customer further agrees to insert and maintain: (i) within every Customer Product and any related materials or documentation a copyright notice in the name of VeriSign; and (ii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Customer Product, a statement that the Customer Product contains the VeriSign technology. The Customer shall not take any action which might adversely affect the validity of VeriSign's proprietary, trademark or copyright markings or ownership by VeriSign thereof, and shall cease to use the markings, or any similar markings, in any manner on the expiration of this Agreement. The placement of a copyright notice on any of the VeriSign materials or documentation shall not constitute publication or otherwise impair the confidential or trade secret nature of the VeriSign materials or documentation.

     7.2 VERISIGN'S INDEMNITY. CUSTOMER EXPRESSLY INDEMNIFIES AND HOLDS HARMLESS VERISIGN, ITS SUBSIDIARIES, AGENTS AND AFFILIATES FROM: (i) ANY AND ALL LIABILITY OF ANY KIND OR NATURE WHATSOEVER TO SUBSCRIBERS IN CUSTOMER'S PRIVATE HIERARCHY AND TO THIRD PARTIES WHICH MAY ARISE FROM ACTS OF CUSTOMER OR FROM THE USE OF CERTIFICATES IN CUSTOMER'S PRIVATE HIERARCHY, USE OF ANY CUSTOMER PRODUCT, OR ANY DOCUMENTATION, SERVICES OR NAY OTHER ITEM FURNISHED BY THE CUSTOMER TO SUBSCRIBERS IN CUSTOMER'S PRIVATE HIERARCHY, OTHER THAN LIABILITY ARISING FROM THE VERISIGN PRODUCTS AND VERISIGN DOCUMENTATION (UNLESS SUCH LIABILITY WOULD NOT HAVE ARISEN IN THE ABSENCE OF MODIFICATIONS TO ANY OF THE FOREGOING BY THE CUSTOMER OR ITS EMPLOYEES, AGENTS OR CONTRACTORS) OR FROM THE ACTS OF VERISIGN; AND (ii) ANY LIABILITY ARISING IN CONNECTION WITH AN UNAUTHORIZED REPRESENTATION OR ANY MISREPRESENTATION OF FACT MADE BY THE CUSTOMER OR ITS AGENTS, EMPLOYEES

VeriSign Private Label Agreement
Page 9


OR DISTRIBUTORS TO ANY PARTY WITH RESPECT TO THE VERISIGN PRODUCTS OR VERISIGN DOCUMENTATION.

     7.3 CUSTOMER'S INDEMNITY. VERISIGN EXPRESSLY INDEMNIFIES AND HOLDS HARMLESS CUSTOMER, ITS SUBSIDIARIES, AGENTS AND AFFILIATES FROM: (i) ANY AND ALL LIABILITY OF ANY KIND OR NATURE WHATSOEVER TO ANY THIRD PARTIES THAT MAY ARISE FROM ACTS OF VERISIGN OR FROM USE OF VERISIGN SOURCE CODE, VERISIGN'S OBJECT CODE OR VERISIGN'S USER MANUALS (UNLESS SUCH LIABILITY WOULD NOT HAVE ARISEN IN THE ABSENCE OF MODIFICATIONS TO ANY OF THE FOREGOING BY CUSTOMER OR ITS EMPLOYEES, AGENTS OR CONTRACTORS); AND (ii) ANY LIABILITY ARISING IN CONNECTION WITH AN UNAUTHORIZED REPRESENTATION OR ANY MISREPRESENTATION OF FACT MADE BY VERISIGN OR ITS AGENTS OR EMPLOYEES TO ANY PARTY WITH RESPECT TO CUSTOMER PRODUCTS, OR ANY VERISIGN SOFTWARE.

     7.4 NOTICES. The Customer shall immediately advise VeriSign of any legal notices served on the Customer which might affect VeriSign.

8.   LIMITED WARRANTY; DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY;
     --------------------------------------------------------------------
     INDEMNITIES
     -----------

     8.1 LIMITED WARRANTY. During the term of this Agreement, VeriSign warrants that

          8.1.1 to VeriSign's knowledge, Customer's Private Keys have not been compromised so long as VeriSign has not provided notice to Customer to the contrary,

          8.1.2 VeriSign has used best efforts to maintain the security at its facilities and to maintain the security of any of Customer's private keys in its possession or control,

          8.1.3 VeriSign has substantially complied with the Protocol in issuing a Certificate to a Subscriber in Customer's Private Hierarchy,

          8.1.4 VeriSign has substantially complied with the Protocol in renewing, revoking or suspending a Certificate, and

          8.1.5 the Private Label Certificate System materially conforms to the Interface Specifications and the System Design Specifications.

     8.2  DISCLAIMER.  EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN
SECTION 8.1, VERISIGN'S PRODUCTS AND SERVICES ARE PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. VERISIGN DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY VERISIGN OR ITS EMPLOYEES OR REPRESENTATIVES SHALL CREATE A WARRANTY OR IN ANY WAY INCREASE THE SCOPE OF VERISIGN'S OBLIGATIONS.

     CUSTOMER IS RESPONSIBLE FOR THE SECURITY, COMMUNICATION OR USE OF ITS PRIVATE KEY, EXCEPT TO THE EXTENT SUCH PRIVATE KEY IS IN THE CUSTODY OR CONTROL OF VERISIGN, VERISIGN SHALL NOT BE RESPONSIBLE FOR THE THEFT OR ANY OTHER FORM OF COMPROMISE OF CUSTOMER'S PRIVATE KEY, WHICH MAY OR MAY NOT BE DETECTED EXCEPT WHEN SUCH PRIVATE KEY IS IN THE CUSTODY OR CONTROL OF VERISIGN. VERISIGN SHALL NOT BE LIABLE FOR ANY USE OF A KEY STOLEN OR COMPROMISED WHILE IN CUSTOMER'S CUSTODY OR CONTROL UNLESS CUSTOMER HAS PROVIDED NOTICE TO VERISIGN IN ACCORDANCE WITH THE PROTOCOL, AND VERISIGN HAS FAILED SUBSTANTIALLY TO COMPLY WITH THE PROTOCOL

VeriSign Private Label Agreement
Page 10


OR UNLESS CUSTOMER CAN ESTABLISH THAT SUCH THEFT OR KEY COMPROMISE OCCURRED WHILE THE SOLE COPY OF THE KEY WAS IN THE CUSTODY OR CONTROL OF VERISIGN OR WHILE THE KEY WAS IN THE CUSTODY OR CONTROL OF VERISIGN AND THAT THE COPY OF THE KEY IN VERISIGN'S CUSTODY OR CONTROL WAS STOLEN OR COMPROMISED.

     EACH SUBSCRIBER IS RESPONSIBLE FOR THE SECURITY, COMMUNICATION OR USE OF HIS, HER OR ITS PRIVATE KEY. VERISIGN SHALL NOT BE RESPONSIBLE FOR THE THEFT OR ANY OTHER FORM OF COMPROMISE OF ANY SUBSCRIBER'S PRIVATE KEY, WHICH MAY OR MAY NOT BE DETECTED. VERISIGN SHALL NOT BE LIABLE FOR ANY USE OF A STOLEN OR COMPROMISED KEY TO FORGE A SUBSCRIBER'S DIGITAL SIGNATURE TO A DOCUMENT UNLESS THE SUBSCRIBER OR CUSTOMER HAS PROVIDED NOTICE TO VERISIGN IN ACCORDANCE WITH THE PROTOCOL AND VERISIGN HAS FAILED TO COMPLY WITH THE PROTOCOL.

     8.3 LIMITATION OF LIABILITY. NEITHER PARTY WILL BE LIABLE TO THE OTHER PARTY, TO A SUBSCRIBER OR TO ANY THIRD PARTY FOR ANY CONSEQUENTIAL, INDIRECT, SPECIAL, INCIDENTAL OR EXEMPLARY DAMAGES, WHETHER FORESEEABLE OR UNFORESEEABLE (INCLUDING, BUT NOT LIMITED TO, GOODWILL, PROFITS, INVESTMENTS, USE OF MONEY OR USE OF FACILITIES; INTERRUPTION IN USE OR AVAILABILITY OF DATA; STOPPAGE OF OTHER WORK OR IMPAIRMENT OF OTHER ASSETS; OR LABOR CLAIMS, EVEN IF VERISIGN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES), ARISING OUT OF BREACH OF ANY EXPRESS OR IMPLIED WARRANTY, BREACH OF CONTRACT, NEGLIGENCE, EXCEPT ONLY IN THE CASE OF DEATH OR PERSONAL INJURY WHERE AND TO THE EXTENT THAT APPLICABLE LAW REQUIRES SUCH LIABILITY. UNDER NO CIRCUMSTANCES SHALL EITHER PARTY'S LIABILITY TO THE OTHER PARTY OR ANY SUBSCRIBER OR ANY THIRD PARTY ARISING OUT OF OR RELATED TO THIS AGREEMENT, EXCLUDING LIABILITY FOR MONEY ACTUALLY OWED TO A PARTY AS ROYALTY FEES, DEVELOPMENT FEES, OPERATION FEES, OR SUBSCRIBER FEES, EXCEED $100,000.00 IN THE AGGREGATE REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE. THE LIMITATION SET FORTH IN THIS SECTION 8.3 SHALL NOT APPLY TO INDEMNITIES OR RIGHTS GRANTED BY SECTION 8.5 OR 8.6.

     8.4 INDEMNITIES. Subject to the limitations set forth below and the limitations in Section 8.3, VeriSign, at its own expense, shall (i) defend, or at its option settle, any claim, suit or proceeding against Customer on the basis of VeriSign's breach of any limited warranty in this Agreement in connection with use of a Certificate in Customer's Private Hierarchy; and (ii) pay any final judgment entered or settlement against company on such issue in any such suit or proceedings defended by VeriSign. VeriSign shall have no obligation to Customer pursuant to this Section 8.4 unless (a) Customer gives VeriSign prompt written notice of the claim; (b) VeriSign is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (c) Customer has complied with the Protocol.

     8.5  PROPRIETARY RIGHTS INFRINGEMENT BY VERISIGN.

          8.5.1 Subject to the limitations set forth in this Section 8.5, VeriSign, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against Customer on the basis of infringement of any United States copyright, patent, trade secret or any other intellectual property right ("Proprietary Rights") by the unmodified Private Label Certificate System as delivered by VeriSign or any claim that VeriSign has no right to provide the Private Label Certificate System hereunder; and (ii) pay any final judgment entered or settlement against Customer on such issue in any such suit or proceeding defended by VeriSign. VeriSign shall have no obligation to Customer pursuant to this Section 8.5.1 unless: (A) Customer gives VeriSign prompt written notice of the claim; (B) VeriSign is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and
(C) the claim is based on Customer's use of the most recent version of the Relatively Unmodified Private Label Certificate System in accordance with this Agreement. A Relatively Unmodified Private Label Certificate System shall mean a wholly unmodified Private Label Certificate System or a Private Label Certificate System that has been modified but such modifications are not relevant to the claim.

VeriSign Private Label Agreement
Page 11

          8.5.2 If VeriSign receives notice of an alleged infringement described in Section 8.5.1, VeriSign shall have the right, at its sole option, to obtain the right to continue use of the Private Label Certificate System or to replace or modify the Private Label Certificate System so that it is no longer infringing. If neither of the foregoing options is reasonably available to VeriSign, then use of the Private Label Certificate System may be terminated at the option of VeriSign without further obligation or liability except as provided in Sections 8.5.1 and 9.3 and in the event of such termination, VeriSign shall refund the Development Fees paid by Customer hereunder less depreciation for use assuming straight line depreciation over a five (5)-year useful life.

          8.5.3 THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 8.5.1 AND 8.5.2 CONSTITUTE THE ENTIRE OBLIGATION OF VERISIGN AND THE EXCLUSIVE REMEDIES OF CUSTOMER CONCERNING PROPRIETARY RIGHTS INFRINGEMENT BY THE VERISIGN SOFTWARE.

     8.6  PROPRIETARY RIGHTS INFRINGEMENT BY CUSTOMER.

          8.6.1 Subject to the limitations set forth in this Section 8.6, Customer, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against VeriSign on the basis of infringement of any Proprietary Right by the Customer Product (except to the extent arising from a Relatively Unmodified Private Label Certificate System); and (ii) pay any final judgment entered or settlement against VeriSign on such issue in any such suit or proceeding defended by Customer. Customer shall have no obligation to VeriSign pursuant to this Section 8.6.1 unless: (A) VeriSign gives Customer prompt written notice of the claim; and (B) Customer is given the right to control and direct the investigation, preparation, defense and settlement of the claim.

          8.6.2 If Customer receives notice of an alleged infringement described in Section 8.6.1, Customer shall have the right, at its sole option, to obtain the right to continued use of the Private Label Certificate System or the Customer Product or to replace or modify the Private Label Certificate System or the Customer Product so that they are no longer infringing. If neither of the foregoing options in this Section 8.6.2 is reasonably available to Customer, then use of the Private Label Certificate System or the Customer Product may be terminated at the option of Customer without further obligation or liability except as provided in Sections 8.6.1 and 9.3, and in the event of such termination, VeriSign shall retain all Development Fees, Operation Fees and Subscriber Fees paid by Customer hereunder.

          8.6.3 THE RIGHTS AND REMEDIES SET FORTH IN SECTIONS 8.6.1 AND 8.6.2 CONSTITUTE THE ENTIRE OBLIGATION OF CUSTOMER AND THE EXCLUSIVE REMEDIES OF VERISIGN CONCERNING CUSTOMER'S PROPRIETARY RIGHTS INFRINGEMENT.

9.   TERM AND TERMINATION
     --------------------

     9.1  TERMINATION.  This Agreement shall terminate on the earliest of:

          9.1.1  The end of the term set forth on the first page hereof;

          9.1.2 Failure by either party to perform any of its material obligations under this Agreement and the Exhibits hereto if such breach is not cured within sixty (60) days after receipt of written notice thereof from the other party;

          9.1.3 Notice from VeriSign to the Customer after the occurrence of a purported assignment of this Agreement in violation of Section 10.2; or

          9.1.4 Notice from either party to the other if the other party is adjudged insolvent or bankrupt, or the institution of any proceedings by or against the other party seeking relief, reorganization or arrangement under any laws relating to insolvency, or any assignment for the benefit of creditors, or the appointment of a receiver, liquidator or trustee of any of the other party's property or assets, or the liquidation, dissolution or winding up of the other party's business.

VeriSign Private Label Agreement
Page 12

          9.1.5 Customer shall have the right to terminate this Agreement upon sixty (60) days notice if the Customer support obligations provided by VeriSign pursuant to Section 2.6 are consistently not provided, or if agreement cannot be reached on the cost of service at the time of any annual review.

          9.1.6 Upon Customer's execution of the License Agreement set forth at Exhibit "J".

     9.2 EXTENSION OF TERM. This Agreement may be renewed by the written consent of the Customer for an additional term upon expiration of the term provided in Section 9.1.1, under VeriSign's then-current standard terms and conditions. Subscriber Fees and Operation Fees shall be renegotiated annually during any extended term.

     9.3 EFFECT OF TERMINATION. Upon expiration or termination of this Agreement for any reason except for VeriSign's breach pursuant to Section 9.1.2 or if VeriSign fulfills any of the conditions stated in Section 9.1.4, all use of the Private Label Certificate System by Customer shall cease, and Customer shall pay to VeriSign any Subscriber Fees which have accrued in accordance with
Section 5.4 unless the termination occurred pursuant to Section 9.1.2 because of breach by VeriSign. Such expiration or termination shall not affect Sections 6, 7, 8, and 10 of this Agreement which shall continue in full force and effect to the extent necessary to permit the complete fulfillment thereof.

10.  MISCELLANEOUS PROVISIONS
     ------------------------

     10.1 GOVERNING LAWS; VENUE; WAIVER OF JURY TRIAL. THE LAWS OF THE STATE OF CALIFORNIA, U.S.A. (IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO. THE PARTIES AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES HEREBY AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES HERETO SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SANTA CLARA, CALIFORNIA, U.S.A. Each party hereby agrees that such courts shall have exclusive in personam jurisdiction and venue with respect to such party, and each party hereby submits to the exclusive in personam jurisdiction and venue of such courts. The parties hereby waive any right to jury trial with respect to any action brought in connection with this Agreement.

     10.2 BINDING UPON SUCCESSORS AND ASSIGNS. Except as otherwise provided herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, executors, heirs, representatives, administrators and assigns of the parties hereto This Agreement shall not be assignable by either party, by operation of law (including as a result of a merger involving a party or a transfer of a controlling interest in a party's voting securities) or otherwise without the prior written authorization of the nonassigning party, except that either party may assign its rights and obligations under this Agreement to its Affiliates, provided that the assigning party receives the nonassigning party's prior written consent, which shall not be unreasonably withheld Any such purported assignment or delegation shall be void and of no effect and shall permit non-assigning party to terminate this Agreement pursuant to Section 9. 1.3.

     10.3 SEVERABILITY If any provision of this Agreement, or the application thereof, shall for any reason and to any extent, be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances shall be interpreted so as best to reasonably effect the intent of the parties hereto IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

VeriSign Private Label Agreement
Page 13

     10.4 ENTIRE AGREEMENT This Agreement, the Appendices hereto and all agreements referred to therein constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements or understandings between the parties.

     10.5 AMENDMENT AND WAIVERS Except as otherwise expressly provided in this Agreement, any term or provision of this Agreement may be amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound thereby.

     10.6 ATTORNEYS' FEES Should suit be brought to enforce or interpret any part of this Agreement, the prevailing party shall be entitled to recover, as an element of the costs of suit and not as damages, reasonable attorneys' fees to be fixed by the court (including without limitation, costs, expenses and fees on any appeal).

     10.7 NOTICES Whenever any party hereto desires or is required to give any notice, demand, or request with respect to this Agreement, each such communication shall be in writing and shall be effective only if it is delivered sent by a courier service that confirms delivery in writing or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed as follows:


     VeriSign:      To the address set forth on page 1
                    Attention: Stratton Sclavos, President & CEO

     The Customer:  To the address set forth on page l
                    Attention: Irv Wentzien, Vice President

     Such communications shall be effective when they are received Any party may change its address for such communications by giving notice thereof to the other party in conformity with this Section.

     10.8 FOREIGN RESHIPMENT LIABILITY THIS AGREEMENT IS EXPRESSLY MADE SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, THE CUSTOMER SHALL NOT EXPORT OR RE-EXPORT, DIRECTLY OR INDIRECTLY, ANY TECHNICAL INFORMATION, SOFTWARE OR INFORMATION ABOUT SUCH SOFTWARE TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR RE-EXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

     10.9 PUBLICITY Neither party will disclose to third parties, other than its agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law; and (ii) either party may disclose the existence of this Agreement after completion of the Pilot phase when the General Availability phase has begun.

     10.10 NO WAIVER Failure by either party to enforce any provision of this Agreement will not be deemed a waiver of future enforcement of that or any other provision.

     10.11 COUNTERPARTS This Agreement may be executed in one or more counterparts, each of which will be deemed an original, but which collectively will constitute one and the same instrument.

     10.12 HEADINGS AND REFERENCES The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

VeriSign Private Label Agreement
Page 9

     10.13 DUE AUTHORIZATION The Customer hereby represents and warrants to VeriSign that the individual executing this Agreement on behalf of the Customer is duly authorized to execute this Agreement on behalf of the Customer and to bind the Customer hereby.

     10.14 INDEPENDENT CONTRACTOR The relationship of VeriSign and the Customer is that of independent contractors Neither the Customer nor the Customer's employees, consultants, contractors or agents are agents, employees or joint venturers of VeriSign, nor do they have any authority to bind VeriSign by contract or otherwise to any obligation They will not represent to the contrary, either expressly, implicitly, by appearance or otherwise.

     10.15 PUBLICITY VeriSign grants Customer the right to disclose that VeriSign is a vendor of Customer and to name publicly-announced Customer Products that provide access to Certificates issued by VeriSign VeriSign also grants the Company the right to display VeriSign's logo on the Customer's WWW site in one of the forms shown on Exhibit "C" attached to this Agreement Customer shall not acquire any other rights of any kind in VeriSign's trade names, trademarks, product name or logo by use authorized in this Section Customer grants VeriSign the right to disclose that Customer is a vendee of VeriSign and the right to display Customer's logo on VeriSign's WWW site VeriSign shall not acquire any other rights of any kind in Customer's trade names, trademarks, product name or logo by use authorized in this Section VeriSign shall obtain Customer's prior written consent before releasing any public statement or press release regarding this Agreement or the services provided hereunder.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

            CUSTOMER:

            VISA INTERNATIONAL SERVICE ASSOCIATION

            By:  F. Dutray
                 ------------------------

            Its: Executive Vice President
                 ------------------------

            VERISIGN, INC.

            By:  /s/ Stratton Sclavos
                 ------------------------

            Its: President and CEO
                 ------------------------

VeriSign Private Label Agreement

EXHIBIT "A"

     DEFINITIONS

     1.   ACCEPTANCE means that the Acceptance Test Procedures have been
          ----------
performed to demonstrate that the Private Label Certificate System conforms to the Interface Specifications and the System Design Specifications. ACCEPTED means that Acceptance has occurred.

     2.   ACCEPTANCE TEST PROCEDURES means the acceptance test procedures to be
          --------------------------
created by Customer and approved by VeriSign pursuant to Section 4. 1.4. The Acceptance Test Procedures shall include (1) the criteria against which the Private Label Certificate System is to be measured in order to verify conformance to the Interface Specifications and the System Design Specifications and (2) the testing procedures to be used to establish conformance of the Private Label Certificate System to the Interface Specifications and the System Design Specifications. Upon approval by Customer, the Acceptance Test Procedures shall be attached as Exhibit "G".

     3.   ACQUIRER means a Member financial institution that establishes an
          ---------
account with a Merchant and processes bank card authorizations and payments.

     4.   CARDHOLDER means a consumer or corporate purchaser who uses a bank
          ----------
card issued by an Issuer to make a purchase from a Merchant.

     5.   CERTIFICATE means a collection of electronic data consisting of a
          -----------
Public Key, identifying information which contains information about the owner of the Public Key, and validity information, which (or a string of bits derived from the Public Key) has been encrypted by a third party who is the issuer of the Certificate with such third party Certificate issuer's Private Key. This collection of electronic data collectively serves the function of identifying the owner of the Public Key and verifying the integrity of the electronic data. "CERTIFY" or "CERTIFICATION" means the act of generating a Certificate. "CERTIFIED" means the condition of having been issued a valid Certificate by a Certifier, which Certificate has not been revoked.

     6.   CERTIFICATE SIGNING UNIT ("CSU") means a hardware unit or software
          --------------------------------
designed for use in signing Certificates and key storage. The BBN SafeKeyper(TM) manufactured by BBN Communications, Inc. is one hardware implementation of a CSU.

     7.   CERTIFICATION AUTHORITY ("CA") means VeriSign and any entity, group,
          ------------------------------
division, department, unit or office which is Certified by VeriSign to, and has accepted responsibility to, issue Certificates to specified Subscribers in a Hierarchy in accordance with the CPS or a Protocol.

     8.   CERTIFICATION PRACTICE STATEMENT ("CPS") means the VeriSign
          --------------------------------
specification of policies, procedures and resources to control the entire Certificate process and transactional use of Certificates within the VeriSign Public Hierarchies.

     9.   CHANGE ORDER has the meaning set forth in Section 4.1.8.
          ------------

     10.  CUSTOMER AFFILIATES shall mean Visa's Subsidiaries and Related
          -------------------
Entities. A "Subsidiary" shall mean a company in which on a class-by-class basis. more than fifty percent (50%) of the stock entitled to vote for the election of directors is owned or controlled by Customer, but only so long as such ownership or control exists. A "Related Entity" shall mean an entity (A) at least fifty percent (50%) of whose stock or other equity is owned by Customer's member banks and that has the authority to process Visa payment transactions, but only so long as such ownership exists; (B) has an equity interest in Customer and is owned in whole by Member banks or financial institutions (e.g.,
                                                                          ---
national or regional group Members); or (C) is exclusively managed by Visa or a national or group Member of Visa for the purpose of processing Visa payment transactions, but only so long as such exclusive management exists. Notwithstanding anything to the contrary set forth above, however, Subsidiaries or Related

VeriSign Private Label Agreement

Entities do not include any Acquirer, Issuer or individual bank or like financial institution. Customer Affiliates include, for example, without limitation, Visa USA, Inc., ViTAL, Inc., Plus and Interlink.

     11.   CUSTOMER BRAND KEY means the set of key pairs for signature and
           ------------------
exchange that are used by the Customer in its capacity of CA. The Customer Brand Keys will be used as the "Root" for portions of the Private Label Certificate System.

     12.   CUSTOMER PRODUCT means any product developed by Customer for use by a
           ----------------
Subscriber in Customer's Private Hierarchy with a Certificate issued by VeriSign which incorporates Customer's Root Keys.

     13.   DIGITAL SIGNATURE means information encrypted with a Private Key
           -----------------
which is appended to information to identify the owner of the Private Key and to verify the integrity of the information. "Digitally Signed" shall refer to
                                          ------------------
electronic data to which a Digital Signature has been appended.

     14.   HIERARCHY means a domain consisting of a system of chained
           ---------
Certificates leading from the Primary Certification Authority through one or more Certification Authorities to Subscribers.

     15.   INTERFACE SPECIFICATIONS means the interface specifications to be
           ------------------------
created by Customer and approved by VeriSign pursuant to Section 4.1. 1.

     16.   INTERNET means the global computer network.
           --------

     17.   ISSUER means a Member financial institution that establishes an
           ------
account for a Cardholder, issues a bank card to the Cardholder, and guarantees payment for authorized transactions using the bank card in accordance with association regulations and local laws.

     18.   MEMBER means a member of the VISA International Service Association.
           ------
All Issuers and Acquirers are Members.

     19.   MERCHANT means one who offers goods or services in exchange for
           --------
payment, who accepts bank cards for payment, and who has a relationship with an Acquirer.

     20.   PRIMARY CERTIFICATION AUTHORITY ("PCA") means an entity that
           ---------------------------------------
establishes policies for all Certification Authorities and Subscribers within its domain.

     21.   PRIVATE HIERARCHY means a domain consisting of a chained Certificate
           -----------------
hierarchy which is entirely self-contained within an organization or network and not designed to be interoperable with or intended to interact through public channels with any external organizations. networks, and public hierarchies.

     22.   PRIVATE KEY means a mathematical key which is kept private to the
           -----------
owner and which is used through public key cryptography to encrypt electronic authenticity data and create a Digital Signature which will be decrypted with the corresponding Public Key.

     23.   PRIVATE LABEL CERTIFICATE SYSTEM means the system developed by
           --------------------------------
VeriSign for Customer as more fully described in Section 2.

     24.   PROCESSOR means a third party which has been assigned the processing
           ---------
of bank card transactions by one or more Issuers or Acquirers.

     25.   PROGRAM DOCUMENTS means each of the Project Plan, Interface
           -----------------
Specifications, Protocol, System Design Specifications, Acceptance Test Procedures, and Service Level Specification.

VeriSign Private Label Agreement

     26.   PROTOCOL means Customer's specification of policies, procedures and
           --------
resources to control the entire Certificate process and transactional use of Certificates within Customer's Private Hierarchy.

     27.   PUBLIC HIERARCHY means a domain consisting of a system of chained
           ----------------
Certificates leading from VeriSign as the Primary Certification Authority through one or more Certification Authorities to Subscribers in accordance with the VeriSign Certification Practice Statement. Certificates issued in a Public Hierarchy are intended to be interoperable among organizations, allowing Subscribers to interact through public channels with various individuals, organizations, and networks.

     28.   PUBLIC KEY means a mathematical key which is available publicly and
           ----------
which is used through public key cryptography to decrypt electronic authenticity data which was encrypted using the matched Private Key and to verify Digital Signatures created with the matched Private Key.

     29.   PUBLIC KEY INFRASTRUCTURE ("PKI") means the VeriSign specification
           ---------------------------------
for the architecture, techniques, practices and procedures that collectively support the implementation and operation of certificate-based Public Key cryptographic systems.

     30.   ROOT KEY means one or more public root key(s) published by the
           --------
organization which generated and is entitled to use such keys as the public components of its key pair(s) in issuing Certificates in a hierarchy over which such organization has responsibility.

     31.   SERVICE LEVEL SPECIFICATION means the specification attached hereto
           ---------------------------
as Exhibit "K" approved by Customer and VeriSign pursuant to Section 4. l .6.

     32.   SUBSCRIBER means an individual, a device or a role/office that has
           ----------
requested a Certifier to issue him, her or it a Certificate.

     33.  SYSTEM DESIGN SPECIFICATIONS means the system design specifications to
          ----------------------------
be created by VeriSign in connection with the Private Label Certificate System for acceptance testing in accordance with Section 4.1.3. The System Design Specifications shall contain, at minimum, the items listed on the outline presently attached as Exhibit "E" and the Requirements Documents attached as Exhibit "F". Upon acceptance by Customer, the System Design Specifications shall be attached, in lieu of such outline, as Exhibit "E".

     34.   VERISIGN AFFILIATES shall mean a company in which, on a class by
           -------------------
class basis, more than fifty percent (50%) of the stock entitled to vote for the election of directors is owned or controlled by VeriSign, but only so long as such ownership or control exists.

     35.   WWW means the system currently referenced as the "World Wide Web" for
           ---
organizing multi-media information distributed across network(s) such that it can be navigated and accessed via cross linking mechanisms, and any successor to such system, and any parallel system which uses at least all the same communication protocols as the system currently referenced as the "World Wide Web" or to the successor to such system, even if the administrators of such systems choose to call them by different names.

VeriSign Private Label Agreement

     EXHIBIT "B"

     CUSTOMER PRODUCT AND SERVICES

     The Private Label Certificate System is to be used in connection with the following Customer product(s) or service(s): Visa Cash stored value card and
                                             -------------------------------
Chip Card Payment Service (CCPS) The Private Label Certificate system to be
---------------------------------------------------------------------------
operated By VeriSign as CA for Customer under this Agreement will include a
---------------------------------------------------------------------------
standalone server for Certificate issuance and management and two CSUs to
-------------------------------------------------------------------------
contain the Private Hierarchy Root Keys together with custom software and
-------------------------------------------------------------------------
procedures developed by VeriSign for operation of the system. Customer shall be
-------------------------------------------------------------------------------
entitled to two key generation ceremonies under this Agreement.
--------------------------------------------------------------

--------------------------------------------------------------------------------

     ADDITIONAL COMMITMENTS

     During the one hundred and eighty (180) day period following execution of this Agreement. VeriSign and Customer will cooperate in developing a Service Level Agreement to be attached as Exhibit B to Exhibit J. This new document will specify the performance standards for correction of errors in the Licensed Software and will include a reasonable period for curing problems in the Licensed Software. Exhibit B is intended to become effective at such time as Customer exercises the option to license the VeriSign Software and operate the Private Label Certificate System on the terms set forth in Exhibit J.

     CONFIDENTIALITY

     Customer and VeriSign expressly consent to disclosures of Confidential Information made by either party to BBN in connection with custom chip modification necessary to the CSUs used in this Private Label Certificate System. Such disclosures shall not be a violation of Sections 6.1 or 10.9 of this Agreement.

     FEES

     1.   DEVELOPMENT FEES.
          -----------------

     Customer shall pay as Development Fees the amount of * for development and testing, will be payable Forty Thousand Dollars * upon delivery of VeriSign Deliverables for testing and * upon delivery of development deliverables for Pilot, as detailed in Exhibit "D". Additional software development testing, or policy development which is beyond the initial scope of this project shall be by Change Order in accordance with Section 4.1.8 above at the rate of * per person per day for system consulting and * per person per day for PKI consulting. No additional Development Fees shall be payable with respect to the custom chip modification work perform for the CSUs.

     2.   OPERATION FEES.
          --------------

     Customer shall pay as Operations Fees the amount of * upon delivery of VeriSign Deliverables for testing as detailed in Exhibit "D" for a one-year pilot term.

     3.   SUBSCRIBER FEES.
          ---------------

     Subscriber Fees of * per Member Certificate shall be payable under this Agreement.

     4.   U.S. CURRENCY.
          -------------

     All payments hereunder shall be made in lawful United States Currency.

     * Confidential treatment has been requested with respect to certain portions of this exhibit. Confidential portions have been omitted from the public filing and have been filed separately with the Securities and Exchange Commission.

VeriSign Private Label Agreement

     EXHIBIT "C"

     LOGOS AND TRADEMARKS

     VeriSign encourages its customers to use VeriSign logos, trademarks and service marks on customer product data sheets, packaging, Web pages and advertising, but it is important to use them properly.

     When using VeriSign trademarks and service marks in ads, product packaging, documentation or collateral materials, be sure to use the correct trademark designator: /(R)/ for registered trademarks, (TM) for claimed or pending trademarks and sm for claimed or pending service marks. VeriSign trademarks and their correct designators are depicted below. To ensure proper usage, please allow VeriSign marketing to review any materials using or mentioning VeriSign trademarks prior to general release.

     Using these VeriSign logos does not require written permission; in fact, we encourage you to use them on your product packaging, Web pages and marketing collateral!

     VeriSign will update this Logos and Trademarks Usage Guide on a regular basis. To check for most current information on logo and trademark usage, check VeriSign's Web site at http:/www.verisign.com.

     VeriSign (TM)
     Digital ID sm
     Digital ID Center sm

VeriSign Private Label Agreement

     EXHIBIT "D"

     PROJECT PLAN ELEMENTS

     The VeriSign Deliverables to Customer for Test I will be ready for Alpha Test on or before the date agreed to by the Customer/VeriSign Joint Project Team. Pilot and General Availability production dates will be specified in the Project Plan. VeriSign will provide full production, operational facilities in accordance with time scales agreed with Customer. The operation and support will be implemented in phases as defined in the Project Plan (i.e. Alpha Test, Pilot, General Availability).

     Project Plan is inserted here as a separate attachment.

VeriSign Private Label Agreement

     EXHIBIT "E"

     SYSTEM DESIGN SPECIFICATIONS

     The Private Label Certificate System will be a custom-designed VeriSign product based upon the Customer Requirements contained in Exhibit "F."

     The parties contemplate that development, testing and implementation of all Private Label Certificate System components will be implemented in three phases.

     The System Design Specifications will implement the Customer Requirements attached as Exhibit "F".

VeriSign Private Label Agreement

     EXHIBIT "F"

     CUSTOMER REQUIREMENTS

     VISA Customer Requirements include the VISA CCPS Certification Authority
                                            ---------------------------------
and RSA Key Tasks Requirements Document dated March 1996.  Additional
---------------------------------------
references/requirements include:

     .  Integrated Circuit Card Specifications For Payment Systems Part 3
        -----------------------------------------------------------------
        Transaction Processing, Version 2.0 June 30, 1995;
        ----------------------

     .  Visa Integrated Circuit Card (ICC) Specifications, Version 10 July
        -------------------------------------------------
        31,1995;

     .  Visa International Risk Management and Security Integrated Circuit Card
        -----------------------------------------------------------------------
        Security Guidelines for: Chip Architecture and Design Operating Systems
        -----------------------------------------------------------------------
        Design and Vendor Viability, January 1996;
        ---------------------------

     .  RSA Key and Certification Authority, memorandum dated 15 April 1996 from
        -----------------------------------
        Joel Weise;

     .  CCPS Certification Authority and RSA Key Tasks memorandum dated May 16,
        ----------------------------------------------
        1996 from Joel Weise;

     .  Untitled: "Tasks List (with responsibilities defined)" memorandum dated
        -------------------------------------------------------
        May 16, 1996 from Joel Weise;

     .  Letter of intent dated June 6th 1996 from Irv Wentzien;

     .  VISA Common CA Acceptance Criteria memorandum dated July 17, 1996 from
        ----------------------------------
        Joel Weise;

     .  CCPS RSA Key, Data, and Certificate Formats memorandum dated October 1,
        -------------------------------------------
        1996 from Joel Weise.

VeriSign Private Label Agreement

     EXHIBIT "G"

     ACCEPTANCE TEST PROCEDURES

     To be developed as provided in Section 4.1.4 Acceptance Criteria memorandum is inserted here as a separate attachment.

VeriSign Private Label Agreement

     EXHIBIT "H"

     RESERVED

VeriSign Private Label Agreement

     EXHIBIT "I"

     ESCROW AGREEMENT

     MASTER PREFERRED ESCROW AGREEMENT

     Master Number

     This Agreement is effective _________________, 19___ among Data Securities International, Inc.
("DSI"),___________________________________________________________ ("       ")
and any party signing the Acceptance Form attached to this Agreement (" "), who collectively may be referred to in this Agreement as "the parties."

     A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

     B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

     C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

     D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of certain proprietary technology materials of Depositor.

     E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).

     ARTICLE 1 -- DEPOSITS

     1.1  Obligation to Make Deposit. Upon the signing of this Agreement by the
          --------------------------
parties, including the signing of the Acceptance Form, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

     1.2  Identification of Tangible Media. Prior to the delivery of the
          --------------------------------
deposit materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

     1.3  Deposit Inspection. When DSI receives the deposit materials and the
          ------------------
Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

VeriSign Private Label Agreement

     1.4  Acceptance of Deposit. At completion of the deposit inspection, if
          ---------------------
DSI determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

     1.5  Depositor's Representations. Depositor represents as follows:
          ---------------------------

          a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

          b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

          c. The deposit materials are not subject to any lien or other encumbrance; and

          d. The deposit materials consist of the proprietary, information and other materials identified either in the license agreement or Exhibit A, as the case may be.

     1.6  Verification. Preferred Beneficiary, shall have the right, at
          ------------
Preferred Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI' s election an independent person or company selected and supervised by DSI, may perform the verification.

     1.7  Deposit Updates. Unless otherwise provided by the license agreement,
          ---------------
Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

     1.8  Removal of Deposit Materials. The deposit materials may be removed
          ----------------------------
and/or exchanged only on written instructions signed by Depositor and Preferred Beneficiary,, or as otherwise provided in this Agreement.

     ARTICLE 2 -- CONFIDENTIALITY AND RECORD KEEPING

     2.1  Confidentiality. DSI shall maintain the deposit materials in a
          ---------------
secure, environmentally safe, locked receptacle which is accessible only to authorized employees of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

     2.2  Status Reports. DSI will issue to Depositor and Preferred Beneficiary
          --------------
a report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

VeriSign Private Label Agreement

     2.3  Audit Rights. During the term of this Agreement, Depositor and
          ------------
Preferred Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.

     ARTICLE 3 -- GRANT OF RIGHTS TO DSI

     3.1  Title to Media. Depositor hereby transfers to DSI the title to the
          --------------
media upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

     3.2  Right to Make Copies. DSI shall have the right to make copies of the
          --------------------
deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

     3.3  Right to Sublicense Upon Release. As of the effective date of this
          --------------------------------
Agreement, Depositor hereby grants to DSI a non-exclusive, irrevocable, perpetual, and royalty-free license to sublicense the deposit materials to Preferred Beneficiary upon the release, if any, of the deposit materials in accordance with Section 4.5 below. Except upon such a release, DSI shall not sublicense or otherwise transfer the deposit materials.

    ARTICLE 4 -- RELEASE OF DEPOSIT

     4.1  Release Conditions. As used in this Agreement, "Release Conditions"
          ------------------
shall mean the following:

          a. Depositor's failure to carry out obligations imposed on it pursuant to the license agreement; or

          b. Depositor's failure to continue to do business in the ordinary course.

     4.2  Filing For Release. If Preferred Beneficiary believes in good faith
          ------------------
that a Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

     4.3  Contrary Instructions. From the date DSI mails the notice requesting
          ---------------------
release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section of this Agreement (Section 7.3). Subject to Section 5.2, DSI will continue to store the deposit materials without release pending
(a) joint instructions from Depositor and Preferred Beneficiary, (b) resolution pursuant to the Dispute Resolution provisions, or (c) order of a court.

     4.4  Release of Deposit. If DSI does not receive Contrary Instructions
          ------------------
from the Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

VeriSign Private Label Agreement

     4.5  Use License Following Release. Unless otherwise provided in the
          -----------------------------
license agreement, upon release of the deposit materials in accordance with this
Article 4, Preferred Beneficiary shall have a non-exclusive, non-transferable, irrevocable right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.

     ARTICLE 5 -- TERM AND TERMINATION

     5.1  Term of Agreement. The initial term of this Agreement is for a period
          -----------------
of one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the Acceptance Form has been signed at a date later than this Agreement, the initial term of the Acceptance Form will be for one year with subsequent terms to be adjusted to match the anniversary date of this Agreement. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves THE right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

     5.2  Termination for Nonpayment. In the event of the nonpayment of fees
          --------------------------
owed to DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

     5.3  Disposition of Deposit Materials Upon Termination. Upon termination
          -------------------------------------------------
of this Agreement by joint instruction of Depositor and Preferred Beneficiary, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with such instructions. Upon termination for nonpayment, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

     5.4  Survival of Terms Following Termination. Upon termination of this
          ---------------------------------------
Agreement, the following provisions of this Agreement shall survive:

          a.   Depositor' s Representations (Section 1.5) .

          b. The obligations of confidentiality with respect to the deposit materials.

          c. The licenses granted in the sections entitled Right to Sublicense Upon Release (Section 3.3) and Use License Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination.

          d.   The obligation to pay DSI any fees and expenses due.

          e.   The provisions of Article 7.

          f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.

     ARTICLE 6 -- DSI'S FEES

     6.1  Fee Schedule. DSI is entitled to be paid its standard fees and
          ------------
expenses applicable to the services provided. DSI shall notify the party responsible for payment of DSI' s fees at least 90 days prior to any increase in

VeriSign Private Label Agreement

fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

     6.2  Payment Terms. DSI shall not be required to perform any service
          ------------
unless the payment for such service and any outstanding balances owed to DSI are paid in full. All other fees are due upon receipt of invoice. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.

     ARTICLE 7 -- LIABILITY AND DISPUTES

     7.1  Right to Rely on Instructions. DSI may act in reliance upon any
          -----------------------------
instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

     7.2  Indemnification. DSI shall be responsible to perform its obligations
          ---------------
under this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney' s fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

     7.3  Dispute Resolution. Any dispute relating to or arising from this
          ------------------
Agreement shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

     7.4  Controlling Law. This Agreement is to be governed and construed in
          ---------------
accordance with the laws of the State of California, without regard to its conflict of law provisions.

     7.5  Notice of Requested Order. If any party intends to obtain an order
          -------------------------
from the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

          a.   Give DSI at least two business days' prior notice of the hearing;

          b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

          c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other escrow duties.

     ARTICLE 8 -- GENERAL PROVISIONS

     8.1  Entire Agreement. This Agreement, which includes the Acceptance Form
          ----------------
and the Exhibits described herein, embodies the entire understanding between all of the parties with respect to its subject matter and supersedes all previous communications, representations or understandings,-either oral or written. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except Exhibit A need not be signed by DSI and Exhibit B need not be signed by Preferred Beneficiary.

     8.2  Notices. All notices, invoices, payments, deposits and other
          -------
documents and communications shall be given to the parties at the addresses specified in the attached Exhibit C and Acceptance Form. It shall be the

VeriSign Private Label Agreement

responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

     8.3  Severability. In the event any provision of this Agreement is found
          ------------
to be invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

     8.4  Successors. This Agreement shall be binding upon and shall inure to
          ----------
the benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.


                                     Data Securities International, Inc.
______________________________

By:    _______________________       By:    _______________________________

Name:  _______________________       Name:  _______________________________

Title: _______________________       Title: _______________________________

Date:  _______________________       Date:  _______________________________

     EXHIBIT "J"

     CUSTOM CERTIFICATE SYSTEM LICENSE AGREEMENT

     THIS CUSTOM CERTIFICATE SYSTEM LICENSE AGREEMENT ("Agreement") effective as of the last date of execution, is entered into by and between VeriSign, Inc., a Delaware corporation ("VeriSign"), having a principal mailing address at 2593 Coast Avenue, Mountain View, California 94043, and the entity named below as "Customer" ("Customer"), having a principal address as set forth below.

     Customer:

     VISA International Service Association
     --------------------------------------
     (Name and jurisdiction of incorporation)

     Customer Address:

     900 Metro Center Boulevard, Foster City California 94404 or
     ------------------------------------------------------------
     P.O. Box 8999, San Francisco, California 94128-8999
     ----------------------------------------------------

     Customer Legal Contact:

     Andrew Konstantaras, Counsel, 415-432-8066
     ------------------------------------------
     (name, telephone and title)

     Customer Billing Contact:

     Irv Wentzien, VP, 415-432-3460
     ------------------------------
     (name, telephone and title)

     Customer Technical Contact:

     Joel Weise, Chip Card Technology Manager, 415-432-3863
     ------------------------------------------------------
     (name, telephone and title)

     Customer Commercial Contact:

     Joel Weise, Chip Card Technology Manager, 415-432-3863
     ------------------------------------------------------
     (name, telephone and title)

VeriSign, Inc.
Custom Certificate System License Agreement
Page 2


1.   DEFINITIONS
     -----------

     The following terms when used in this Agreement shall have the following meanings:

     1.1 "CERTIFICATE" means a collection of electronic data consisting of a Public Key, identifying information which contains information about the owner of the Public Key, and validity information, which (or a string of bits derived from the Public Key) has been encrypted by a third party who is the issuer of the Certificate with such third party Certificate issuer's Private Key. This collection of electronic data collectively serves the function of identifying the owner of the Public Key and verifying the integrity of the electronic data. "Certify" or "Certification" means the act of generating a Certificate. "Certified" means the condition of having been issued a valid Certificate by a Certifier, which Certificate has not been revoked.

     1.2 "CERTIFICATE SIGNING UNIT ('CSU')" means a hardware unit or software designed for use in signing Certificates and key storage. The BBN SafeKeyper(TM) manufactured by BBN Communications, Inc. is one hardware implementation of a CSU.

     1.4 "CERTIFICATION AUTHORITY" OR "CA" means VeriSign and any entity, group, division, department, unit or office which is Certified by VeriSign to, and has accepted responsibility to, issue Certificates to specified Subscribers in a Hierarchy in accordance with the CPS or a Protocol.

     1.5 "CERTIFICATION PRACTICE STATEMENT" OR "CPS" means the VeriSign specification of policies, procedures and resources to control the entire Certificate process and transactional use of Certificates within the VeriSign Public Hierarchies.

     1.6 "CUSTOMER PRODUCT" means any product including some or ail of the Licensed Software developed by Customer for use by a Subscriber in VlSA's Private Hierarchy with a Certificate issued by aVISA which incorporates VlSA's Root Keys.

     1.7 "DIGITAL SIGNATURE" means information encrypted with a Private Key which is appended to information to identify the owner of the Private Key and to verify the integrity of the information. "DIGITALLY SIGNED" shall refer to
                                          ----------------
electronic data to which a Digital Signature has been appended.

     1.8 "HIERARCHY" means a domain consisting of a system of chained Certificates leading from the Primary Certification Authority through one or more Certification Authorities to Subscribers.

     1.9 "INTERNET" means the global computer network commonly known as "Internet".

     1.10 "LICENSED SOFTWARE" means the object code of the VeriSign Software as specified on Exhibit "A" (License and Maintenance Fees) hereto as having been licensed by Customer. Only those portions of the VeriSign Software specified as having been licensed are included in the Licensed Software.

     1.11 "NEW RELEASE" means a version of the VeriSign Software which shall generally be designated by a new version number which has changed from the prior number only to the right of the decimal point (e.g., Version 2.2 to Version 2.3).

     1.12 "NEW VERSION" means a version of the VeriSign Software which shall generally be designated by a new version number which has changed from the prior number to the left of the decimal point (e.g., Version 2.3 to Version 3.0).

     1.13 "PRIMARY CERTIFICATION AUTHORITY" OR "PCA" means an entity that establishes policies for all Certification Authorities and Subscribers within its Private Hierarchy.

VeriSign, Inc.
Custom Certificate System License Agreement
Page 3

     1.14 "PRIVATE HIERARCHY" means a domain consisting of a chained Certificate hierarchy which is entirely self-contained within an organization or network and not designed to be interoperable with or intended to interact through public channels with any external organizations, networks, and public hierarchies.

     1.15 "PRIVATE KEY" means a mathematical key which is kept private to the owner and which is used through public key cryptography to encrypt electronic authenticity data and create a Digital Signature which will be decrypted with the corresponding Public Key.

     1.16 "PUBLIC HIERARCHY" means a domain consisting of a system of chained Certificates leading from VeriSign as the Primary Certification Authority through one or more Certification Authorities to Subscribers in accordance with the VeriSign Certification Practice Statement. Certificates issued in a Public Hierarchy are intended to be interoperable among organizations, allowing Subscribers to interact through public channels with various individuals, organizations, and networks.

     1.17 "PUBLIC KEY" means a mathematical key which is available publicly and which is used through public key cryptography to decrypt electronic authenticity data which was encrypted using the matched Private Key and to verify Digital Signatures created with the matched Private Key.

     1.18 "PUBLIC KEY INFRASTRUCTURE (PKI)" means the VeriSign specification for the architecture, techniques, practices, and procedures that collectively support the implementation and operation of Certificate-based public key cryptographic systems.

     1.19 "ROOT KEY" means one or more public root key(s) published by the organization which generated and is entitled to use such keys as the public components of its key pair(s) in issuing Certificates in a hierarchy over which such organization has responsibility.

     1.20 "SUBSCRIBER" means an individual, a device or a role/office that has requested a Certifier to issue him, her or it a Certificate.

     1.21 "USER MANUAL" means the most current version of the user or operating manual customarily supplied by VeriSign to customers who license the VeriSign Object Code, if any.

     1.22 "VERISIGN OBJECT CODE" means the Licensed Software in machine-readable, compiled object code form.

     1.23 "VERISIGN SOFTWARE" means VeriSign proprietary software for the Private Label Certificate System as described in the UserManuals associated therewith. "VeriSign Software" shall also include all modifications and enhancements (including all New Releases and New Versions) to such programs as provided by VeriSign to Customer pursuant to Sections 4.3, 4.4, and 4.5.

     1.24  "VISA" means VISA International Service Association.

     1.25 "WWW" means the system currently referenced as the "World Wide Web" for organizing multimedia information distributed across network(s) such that it can be navigated and accessed via cross linking mechanisms, and any successor to such system, and any parallel system which uses at least all the same communication protocols as the system currently referenced as the "World Wide Web" or to the successor to such system, even if the administrators of such systems choose to call them by different names.

2.   GRANT OF LICENSES; LIMITATIONS
     ------------------------------

     2.1   VERISIGN SOFTWARE OBJECT CODE LICENSE. VeriSign hereby grants
           -------------------------------------
Customer a worldwide non-exclusive, non-transferable, non-assignable license during the term specified in Section 8 to use the Licensed

VeriSign, Inc.
Custom Certificate System License Agreement
Page 4



Software to act as the Primary Certification Authority for Customer's Private Hierarchy and to make, have made and sell Customer Products.

     2.2  LIMITATIONS ON LICENSES. The license granted in Section 2.1 shall be
          -----------------------
limited as follows:

          2.2.1  LIMITATION ON DISTRIBUTEES. The VeriSign Software shall not be
                 --------------------------
sublicensed or otherwise distributed .

          2.2.2  LICENSE RESTRICTED TO LICENSED SOFTWARE. Customer may not use,
                 ---------------------------------------
modify, sublicense or incorporate into any Customer Product any software module or other technology component derived from the VeriSign Software which is not designated as Licensed Software on Exhibit "A".

          2.2.3  ROOT KEYS. Any Customer Product and Licensed Software must
                 ---------
include VlSA's Private Hierarchy Root Key.

          2.2.4  RESTRICTION ON COPYING. Customer may not copy or reproduce the
                 ----------------------
VeriSign Software or any part, version or form thereof, except as expressly permitted in Section 2.1.

     2.3  TITLE. Except for the limited license granted in Section 2.1,
          -----
VeriSign shall at all times retain full and exclusive right, title and ownership interest in and to the VeriSign Software and in any and all related patents, trademarks, copyrights and proprietary and trade secret rights.

3.   LICENSE FEES
     ------------

     3.1  LICENSE FEES. In consideration of VeriSign's grant to Customer of the
          ------------
limited license rights hereunder, Customer shall pay to VeriSign the amounts specified on Exhibit "A."

     3.2  TAXES. All taxes, duties, fees and other governmental charges of any
          -----
kind (including sales and use taxes, but excluding taxes based on the gross revenues or net income of VeriSign) which are imposed by or under the authority of any government or any political subdivision thereof on the License Fees or any aspect of this Agreement shall be borne by Customer and shall not be considered a part of, a deduction from or an offset against License Fees.

     3.3  TERMS OF PAYMENT. License Fees are due upon execution of this
          ----------------
Agreement and shall be paid by Customer to the attention of the Software Licensing Department at VeriSign's address set forth above.

     3.4   U.S. CURRENCY. All payments hereunder shall be made in lawful United
           -------------
States currency.

4.   SUPPORT AND MAINTENANCE; DEVELOPMENT
     ------------------------------------

     4.1  OPTIONAL MAINTENANCE. For the year commencing upon the date of this
          --------------------
Agreement and for each year thereafter commencing on the anniversary of such expiration, Customer may elect to purchase annual maintenance, as described in
Section 4.3, by paying the then-current annual maintenance fee. Such amount shall be payable for the first year upon the execution of this Agreement and for each subsequent year in advance of the commencement of such year. VeriSign may cease to offer maintenance for future maintenance terms by notice delivered to Customer ninety (90) days or more before the end of the then current maintenance term.

     4.2  ADDITIONAL CHARGES. In the event VeriSign is required to take actions
          ------------------
to correct a difficulty or defect which is traced to Customer errors, modifications, enhancements, software or hardware, then Customer shall pay to VeriSign its time and materials charges at VeriSign's rates then in effect. In the event VeriSign's personnel must travel to perform maintenance or on-site support, Customer shall reimburse VeriSign for any reasonable

VeriSign, Inc.
Custom Certificate System License Agreement
Page 5

out-of-pocket expenses incurred, including travel to and from Customer's sites, lodging, meals and shipping, as may be necessary in connection with duties performed under this Section 4 by VeriSign.

     4.3  MAINTENANCE PROVIDED BY VERISIGN. For periods for which Customer has
          --------------------------------
paid an annual maintenance fee, VeriSign will provide Customer with the following services:

          4.3.1  TELEPHONE SUPPORT. VeriSign will provide telephone support to
                 -----------------
Customer during VeriSign's normal business hours. VeriSign may provide on-site support reasonably determined to be necessary by VeriSign at Customer's location specified on page 1 hereof. VeriSign shall provide the support specified in this
Section 4.3.1 to Customer's employees responsible for developing Customer Products and maintaining Customer Products. VeriSign will provide the name of an employee who will serve as a single point of contact for support to Customer. VeriSign may change the name at any time by providing written notice to Customer. On VeriSign's request, Customer will provide a list with the names of the employees designated to receive support from VeriSign. Customer may change the names on the list at any time by providing written notice to VeriSign.

          4.3.2  ERROR CORRECTION. In the event Customer discovers an error in
                 ----------------
the Licensed Software which causes the Licensed Software not to operate in material conformance to VeriSign's published specifications therefor, Customer shall submit to VeriSign a written report describing such error in sufficient detail to permit VeriSign to reproduce such error. Upon receipt of any such written report, VeriSign will use its reasonable business judgment to classify a reported error as either: (i) a "Level 1 Severity" error, meaning an error that causes the Licensed Software to fail to operate in a material manner or to produce materially incorrect results and for which there is no workaround or only a difficult workaround; or (ii) a "Level 2 Severity" error, meaning an error that produces a situation in which the Licensed Software is usable but does not function in the most convenient or expeditious manner, and the use or value of the Licensed Software suffers no material impact. VeriSign will acknowledge receipt of a conforming error report within two (2) business days and (A) will use its continuing best efforts to provide a correction for any Level 1 Severity error to Customer as early as practicable; and (B) will use its reasonable efforts to include a correction for any Level 2 Severity error in the next release of the VeriSign Software. In the event that VeriSign fails to comply with the Service Level Agreement attached as Exhibit B to this Exhibit J, and VeriSign is unable to cure the problem within a reasonable period specified in Exhibit B, Customer shall have the right to obtain release of the source code for the Licensed Software from escrow. Customer's rights to the source code released from escrow shall be limited to use for the purpose of Customer's operation of the Private Label Certificate System, and Customer may not resell, sublicense or otherwise permit the use of such source code by any third party unless VeriSign gives prior written authorization on mutually agreeable terms and conditions.

          4.3.3  NEW RELEASES AND NEW VERSIONS. VeriSign will provide Customer
                 -----------------------------
information relating to New Releases and New Versions of the VeriSign Software during the term of this Agreement. New Releases will be provided at no additional charge. New Versions will be provided at VeriSign's standard upgrade charges in effect at the time. Any New Releases or New Versions acquired by Customer shall be governed by all of the terms and provisions of this Agreement.

     4.4  LAPSED MAINTENANCE. In the event Customer has not purchased optional
          ------------------
maintenance with respect to any Licensed Software, Customer may obtain a license of a New Release of such Licensed Software or any service which is provided as a part of maintenance by paying the maintenance fees which would otherwise have been due from the expiration of maintenance provided pursuant to Section 4.1 to the date such New Release is licensed or such service is provided.

     4.5  DEVELOPMENT. If Customer requests that VeriSign make modifications or
          -----------
enhancements to the Licensed Software, VeriSign agrees to perform work on such modifications or enhancements at its lowest time and materials rates then in effect for a similar type of consulting work.

VeriSign, Inc.
Custom Certificate System License Agreement
Page 6

5.   MASTER COPY
     -----------

     As soon as practicable, but not later than five (5) business days after the date of execution of this Agreement, VeriSign shall deliver to Customer one (1 ) copy of each of the VeriSign Object Code and the User Manual in the manner designated on Exhibit "A" together with the CSUs and standalone server used as part of the Private Label Certificate System as operated by VeriSign.

6.   ADDITIONAL OBLIGATIONS OF CUSTOMER

     6.1   CUSTOMER PRODUCT MARKETING. Customer is authorized to represent
           --------------------------
Subscribers only such facts about the VeriSign Software as VeriSign states in its published product descriptions, advertising and promotional materials or as may be stated in other non-confidential written material furnished by VeriSign.

     6.2   CUSTOMER SUPPORT. Customer shall, at its expense, provide all support
           ----------------
for the Licensed Software, and Customer Products to Subscribers.

     6.3   CONFIDENTIALITY; PROPRIETARY RIGHTS.
           -----------------------------------

           6.3.1   CONFIDENTIALITY. Customer acknowledges that in VeriSign's
                   ---------------
performance of its duties hereunder VeriSign will communicate to Customer (or its designees) certain confidential and proprietary information concerning the VeriSign Software, and know-how, technology, techniques or marketing plans related thereto (collectively, the "Know-How") ail of which are confidential and proprietary to, and trade secrets of, VeriSign. Customer agrees to hold all the VeriSign Know-How within its own organization and shall not, without specific written consent of VeriSign or as expressly authorized herein, utilize in any manner, publish, communicate or disclose any part of the VeriSign Know-How to third parties. This Section 6.4.1 shall impose no obligation on Customer with respect to any Know-How which: (i) is in the public domain at the time disclosed by VeriSign; (ii) enters the public domain after disclosure other than by breach of Customer's obligations hereunder or by breach of another party's confidentiality obligations; or (iii) is shown by documentary evidence to have been known by Customer prior to its receipt from VeriSign. Customer will take such steps as are consistent with Customer's protection of its own confidential and proprietary information (but will in no event exercise less than reasonable care) to ensure that the provisions of this Section 6.4.1 are not violated by Customer's employees, agents or any other person.

           6.3.2   PROPRIETARY MARKINGS; COPYRIGHT NOTICES. Customer agrees not
                   ---------------------------------------
to remove or destroy any proprietary, trademark or copyright markings or notices placed upon or contained within the VeriSign Object Code, User Manuals or any related materials or documentation. Customer further agrees to insert and maintain: (i) within every Customer Product and any related materials or documentation a copyright notice in the name of Customer; and (ii) within the splash screens, user documentation, printed product collateral, product packaging and advertisements for the Customer Product, a statement that the Customer Product contains the VeriSign Software. Customer shall not take any action which might adversely affect the validity of VeriSign's proprietary, trademark or copyright markings or ownership by VeriSign thereof, and shall cease to use the markings, or any similar markings, in any manner on the expiration or other termination of the license rights granted pursuant to
Section 2.

           6.3.3   PROHIBITED ACTIVITIES. Customer shall not modify, translate,
                   ---------------------
reverse engineer, decompile or disassemble the VeriSign Software or any part thereof.

           6.3.4   NO PUBLICATION. The placement of a copyright notice on any of
                   --------------
the VeriSign Software shall not constitute publication or otherwise impair the confidential or trade secret nature of the VeriSign Software .

           6.3.5   INJUNCTIVE RELIEF. Customer acknowledges that the
                   -----------------
restrictions contained in this Section 6.4 are reasonable and necessary to protect VeriSign's legitimate interests and that any violation of these restrictions

VeriSign, Inc.
Custom Certificate System License Agreement
Page 7

will cause irreparable damage to VeriSign within a short period of time and Customer agrees that VeriSign will be entitled to injunctive relief against each violation.

     6.4   FEDERAL GOVERNMENT SUBLICENSE. Any sublicense of a Customer Product
           -----------------------------
acquired from Customer under a United States government contract shall be subject to restrictions as set forth in subparagraph (c)(1)(ii) of Defense Federal Acquisition Regulations Supplement (DFARS) Section 252.227-7013 for Department of Defense contracts and as set forth in Federal Acquisition Regulations (FARs) Section 52.227-19 for civilian agency contracts or any successor regulations. Customer agrees that any such sublicense shall set forth all of such restrictions and the tape or diskette label for the Customer Product and any documentation delivered with the Customer Product shall contain a restricted rights legend conforming to the requirements of the current, applicable DFARS or FARs.

     6.5   NOTICES. Customer shall immediately advise VeriSign of any legal
           -------
notices served on Customer which might affect VeriSign or the VeriSign Software.

     6.6   INDEMNITY. CUSTOMER EXPRESSLY INDEMNIFIES AND HOLDS HARMLESS
           ---------
VERISIGN, ITS SUBSIDIARIES, AGENTS AND AFFILIATES FROM: (i) ANY AND ALL LIABILITY OF ANY KIND OR NATURE WHATSOEVER TO CUSTOMER'S SUBSCRIBERS AND THIRD PARTIES WHICH MAY ARISE FROM ACTS OF CUSTOMER OR FROM THE LICENSE OF CUSTOMER PRODUCTS BY CUSTOMER OR ANY DOCUMENTATION, SERVICES OR ANY OTHER ITEM FURNISHED BY CUSTOMER TO ITS SUBSCRIBERS, OTHER THAN LIABILITY ARISING FROM THE VERISIGN OBJECT CODE OR THE USER MANUALS OR FROM THE ACTS OF VERISIGN; AND (ii) ANY LIABILITY ARISING IN CONNECTION WITH AN UNAUTHORIZED REPRESENTATION OR ANY MISREPRESENTATION OF FACT MADE BY CUSTOMER OR ITS AGENTS OR EMPLOYEES TO ANY PARTY WITH RESPECT TO THE VERISIGN SOFTWARE OR ANY CUSTOMER PRODUCTS .

7.   LIMITED WARRANTY; DISCLAIMER OF WARRANTIES; LIMITATION OF LIABILITY;
     --------------------------------------------------------------------
     INTELLECTUAL PROPERTY INDEMNITIES
     ---------------------------------

     7.1   LIMITED WARRANTY. During the initial ninety (90)-day term of this
           ----------------
Agreement VeriSign warrants that the Licensed Software specified in this Agreement will operate in material conformance to VeriSign's published specifications for such Licensed Software. VeriSign does not warrant that the VeriSign Software or any portion thereof is error-free. Customer's exclusive remedy, and VeriSign's entire liability in tort, contract or otherwise, shall be correction of any warranted nonconformity as provided in Section 4.3.2. This limited warranty and any obligations of VeriSign under Section 4.1 shall terminate immediately if Customer makes any modification to the VeriSign Software.

     7.2   DISCLAIMER. EXCEPT FOR THE EXPRESS LIMITED WARRANTY PROVIDED IN
           ----------
SECTION 7.1, THE VERISIGN SOFTWARE IS PROVIDED "AS IS" WITHOUT ANY WARRANTY WHATSOEVER. VERISIGN DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, AS TO ANY MATTER WHATSOEVER, INCLUDING ALL IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF THIRD PARTY RIGHTS. VERISIGN DISCLAIMS ANY WARRANTY OR REPRESENTATION TO ANY PERSON OTHER THAN CUSTOMER WITH RESPECT TO THE VERISIGN SOFTWARE. CUSTOMER SHALL NOT, AND SHALL TAKE ALL MEASURES NECESSARY TO INSURE THAT ITS AGENTS AND EMPLOYEES DO NOT, MAKE OR PASS THROUGH ANY SUCH WARRANTY ON BEHALF OF VERISIGN TO ANY THIRD PARTY.

     7.3   LIMITATION OF LIABILITY. IN NO EVENT WILL VERISIGN BE LIABLE TO
           -----------------------
CUSTOMER (OR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM CUSTOMER) FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO LOST PROFITS, BUSINESS INTERRUPTION OR LOSS OF BUSINESS INFORMATION,

VeriSign, Inc.
Custom Certificate System License Agreement
Page 8

EVEN IF VERISIGN HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. UNDER NO CIRCUMSTANCES SHALL VERISIGN'S TOTAL LIABILITY ARISING OUT OF OR RELATED TO THIS AGREEMENT EXCEED THE TOTAL AMOUNT PAID BY CUSTOMER TO VERISIGN HEREUNDER, REGARDLESS OF WHETHER ANY ACTION OR CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE.

     7.4   PROPRIETARY RIGHTS INFRINGEMENT BY VERISIGN.
           -------------------------------------------

           7.4.1  OBLIGATION TO DEFEND. Subject to the limitations set forth
                  --------------------
below and in Section 7.3, VeriSign, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against Customer on the basis of infringement or misappropriation of any United States, copyright or trade secret in the field of cryptography by the Licensed Software as delivered by VeriSign or any claim that VeriSign has no right to license the Licensed Software hereunder; and (ii) pay any final judgment entered or settlement against Customer on such issue in any such suit or proceeding defended by VeriSign. VeriSign shall have no obligation to Customer pursuant to this Section
7.4.1 unless: (A) Customer gives VeriSign prompt written notice of the claim;
(B) VeriSign is given the right to control and direct the investigation, preparation, defense and settlement of the claim; and (C) the claim is based on Customer's use of the most recent version or the immediately preceding version of the Licensed Software in accordance with this Agreement.

           7.4.2  VERISIGN OPTIONS. If VeriSign receives notice of an alleged
                  ----------------
infringement, VeriSign shall have the right, at its sole option, to obtain the right to continue use of the Licensed Software or to replace or modify the Licensed Software so that it is no longer infringing. If neither of the foregoing options is reasonably available to VeriSign, then the license rights granted pursuant to Section 2 may be terminated at the option of either party hereto without further obligation or liability except as provided in Sections
7.4.1 and 8.3 and in the event of such termination, VeriSign shall refund the License Fees paid by Customer hereunder less depreciation for use assuming straight line depreciation over a five (5)-year useful life.

           7.4.3  EXCLUSIVE REMEDIES. THE RIGHTS AND REMEDIES SET FORTH IN
                  ------------------
SECTIONS 7.4.1 AND 7.4.2 CONSTITUTE THE ENTIRE OBLIGATION OF VERISIGN AND THE EXCLUSIVE REMEDIES OF CUSTOMER CONCERNING VERISIGN'S PROPRIETARY RIGHTS INFRINGEMENT.

     7.5   PROPRIETARY RIGHTS INFRINGEMENT BY CUSTOMER.
           -------------------------------------------

           7.5.1  OBLIGATION TO DEFEND. Subject to the limitations set forth
                  --------------------
below, Customer, at its own expense, shall: (i) defend, or at its option settle, any claim, suit or proceeding against VeriSign on the basis of infringement or misappropriation of any United States, copyright or trade secret by any Customer Product (excluding the unmodified VeriSign Software); and (ii) pay any final judgment entered or settlement against VeriSign on such issue in any such suit or proceeding defended by Customer. Customer shall have no obligation to VeriSign pursuant to this Section 7.5.1 unless: (A) VeriSign gives Customer prompt written notice of the claim; and (B) Customer is given the right to control and direct the investigation, preparation, defense and settlement of the claim.

           7.5.2  EXCLUSIVE REMEDIES. THE RIGHTS AND REMEDIES SET FORTH IN
                  ------------------
SECTION 7.5.1 CONSTITUTE THE ENTIRE OBLIGATION OF CUSTOMER AND THE EXCLUSIVE REMEDIES OF VERISIGN CONCERNING CUSTOMER'S PROPRIETARY RIGHTS INFRINGEMENT.

8.   TERM AND TERMINATION
     --------------------

     8.1   TERM. The license rights granted pursuant to Section 2 shall be
           ----
effective as of the date hereof and shall continue in full force and effect for each item of Licensed Software for the period set forth on Exhibit "A" unless sooner terminated pursuant to the terms of this Agreement. Either party shall be entitled to terminate all the

VeriSign, Inc.
Custom Certificate System License Agreement
Page 9


license rights granted pursuant to this Agreement at any time on written notice to the other in the event of a default by the other party and a failure to cure such default within a period of thirty (30) days (five (5) days if the default involves the payment of money) following receipt of written notice specifying that a default has occurred.

     8.2   INSOLVENCY. Upon the institution of any proceedings by or against
           ----------
either party seeking relief, reorganization or arrangement under any laws relating to insolvency, or upon any assignment for the benefit of creditors, or upon the appointment of a receiver, liquidator or trustee of any of either party's property or assets, or upon the liquidation, dissolution or winding up of either party's business, then and in any such events all the license rights granted pursuant to this Agreement may immediately be terminated by the other party upon giving written notice.

     8.3   DISPOSITION OF VERISIGN SOFTWARE AND USER MANUALS ON TERMINATION.
           ----------------------------------------------------------------
Upon the expiration or termination pursuant to this Section 8 of the license rights granted pursuant to Section 2, the remaining provisions of this Agreement shall remain in full force and effect, and Customer shall cease making copies of, using or licensing the VeriSign Software, User Manual and Customer Products, excepting only such copies of Customer Products necessary to fill orders placed with Customer prior to such expiration or termination. Customer shall destroy all copies of the VeriSign Software, User Manual and Customer Products and all information and documentation provided by VeriSign to Customer (including all Know-How), other than such copies of the VeriSign Object Code, the User Manual and the Customer Products as are necessary to enable Customer to perform its continuing support obligations in accordance with Section 6.2, if any.

9.   MISCELLANEOUS PROVISIONS
     ------------------------

     9.1   GOVERNING LAWS. THE LAWS OF THE STATE OF CALIFORNIA, U.S.A.
           --------------
(IRRESPECTIVE OF ITS CHOICE OF LAW PRINCIPLES) SHALL GOVERN THE VALIDITY OF THIS AGREEMENT, THE CONSTRUCTION OF ITS TERMS, AND THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES. THE PARTIES AGREE THAT THE UNITED NATIONS CONVENTION ON CONTRACTS FOR THE INTERNATIONAL SALE OF GOODS SHALL NOT APPLY TO THIS AGREEMENT. THE PARTIES AGREE THAT ANY SUIT TO ENFORCE ANY PROVISION OF THIS AGREEMENT OR ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE BUSINESS RELATIONSHIP BETWEEN THE PARTIES SHALL BE BROUGHT IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF CALIFORNIA OR THE SUPERIOR OR MUNICIPAL COURT IN AND FOR THE COUNTY OF SANTA CLARA, CALIFORNIA, U.S.A. Each party agrees that such courts shall have exclusive in personam jurisdiction and venue with respect to such party, and each party submits to the exclusive in personam jurisdiction and venue of such courts.

     9.2   BINDING UPON SUCCESSORS AND ASSIGNS. Except as otherwise provided
           -----------------------------------
herein, this Agreement shall be binding upon, and inure to the benefit of, the successors, representatives, administrators and assigns of the parties hereto. This Agreement shall not be assignable by Customer, by operation of law or otherwise, without the prior written consent of VeriSign, which shall not be unreasonably withheld; provided, however, that VeriSign may withhold its consent to the assignment of this Agreement if it provides for a fully paid-up License Fee. Any such purported assignment or delegation without VeriSign's written consent shall be void and of no effect.

     9.3   SEVERABILITY. If any provision of this Agreement is found to be
           ------------
invalid or unenforceable, the remainder of this Agreement shall be interpreted so as best to reasonably effect the intent of the parties hereto. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT EACH AND EVERY PROVISION OF THIS AGREEMENT WHICH PROVIDES FOR A LIMITATION OF LIABILITY, DISCLAIMER OF WARRANTIES OR EXCLUSION OF DAMAGES IS INTENDED BY THE PARTIES TO BE SEVERABLE AND INDEPENDENT OF ANY OTHER PROVISION AND TO BE ENFORCED AS SUCH.

VeriSign, Inc.
Custom Certificate System License Agreement
Page 10

     9.4   ENTIRE AGREEMENT. This Agreement and the exhibits and schedules
           ----------------
hereto constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous agreements, representations and understandings between the parties.

     9.5   AMENDMENT AND WAIVERS. Any term or provision of this Agreement may be
           ---------------------
amended, and the observance of any term of this Agreement may be waived, only by a writing signed by the party to be bound.

     9.6   ATTORNEYS' FEES. The prevailing party in any action or proceeding to
           ---------------
enforce or interpret any part of this Agreement shall be entitled to recover its reasonable attorneys' fees (including fees on any appeal).

     9.7   NOTICES. Any notice, demand, or request with respect to this
           -------
Agreement shall be in writing and shall be effective only if it is delivered by hand or mailed, certified or registered mail, postage prepaid, return receipt requested, addressed to the appropriate party at its address set forth on page
1. Such communications shall be effective when they are received by the addressee; but if sent by certified or registered mail in the manner set forth above, they shall be effective not later than ten (10) days after being deposited in the mail. Any party may change its address for such communications by giving notice to the other party in conformity with this Section.

     9.8   FOREIGN RESHIPMENT LIABILITY. THIS AGREEMENT IS EXPRESSLY MADE
           ----------------------------
SUBJECT TO ANY LAWS, REGULATIONS, ORDERS OR OTHER RESTRICTIONS ON THE EXPORT FROM THE UNITED STATES OF AMERICA OF THE VERISIGN SOFTWARE OR CUSTOMER PRODUCTS OR OF INFORMATION ABOUT THE VERISIGN SOFTWARE OR CUSTOMER PRODUCTS WHICH MAY BE IMPOSED FROM TIME TO TIME BY THE GOVERNMENT OF THE UNITED STATES OF AMERICA. NOTWITHSTANDING ANYTHING CONTAINED IN THIS AGREEMENT TO THE CONTRARY, CUSTOMER SHALL NOT EXPORT OR REEXPORT, DIRECTLY OR INDIRECTLY, ANY VERISIGN SOFTWARE OR CUSTOMER PRODUCTS OR INFORMATION PERTAINING THERETO TO ANY COUNTRY FOR WHICH SUCH GOVERNMENT OR ANY AGENCY THEREOF REQUIRES AN EXPORT LICENSE OR OTHER GOVERNMENTAL APPROVAL AT THE TIME OF EXPORT OR REEXPORT WITHOUT FIRST OBTAINING SUCH LICENSE OR APPROVAL.

     9.9   TRADEMARKS. By reason of this Agreement or the performance hereof,
           ----------
Customer shall acquire no rights of any kind in any VeriSign trademark, trade name, logo or product designation under which the VeriSign Software was or is marketed and Customer shall not make any use of the same for any reason except as expressly authorized by this Agreement or otherwise authorized in writing by VeriSign.

     9.10  PUBLICITY. Neither party will disclose to third parties, other than
           ---------
its agents and representatives on a need-to-know basis, the terms of this Agreement or any exhibits hereto (including without limitation any License/Product Schedule) without the prior written consent of the other party, except (i) either party may disclose such terms to the extent required by law;
(ii) either party may disclose the existence of this Agreement; and (iii) VeriSign shall have the right to disclose that Customer is an Customer of the VeriSign Software and that any publicly-announced Customer Product incorporates the VeriSign Software. Customer shall provide to VeriSign, solely for VeriSign's display purposes, one (1 ) working copy of each Customer Product which consists solely of computer software and one (1 ) working or non-working unit of any hardware product in which is incorporated a Customer Product which consists of an integrated circuit or other hardware.

     9.11  REMEDIES NON-EXCLUSIVE. Except as otherwise expressly provided, any
           ----------------------
remedy provided for in this Agreement is deemed cumulative with, and not exclusive of, any other remedy provided for in this Agreement or otherwise available at law or in equity. The exercise by a party of any remedy shall not preclude the exercise by such party of any other remedy.

VeriSign, Inc.
Custom Certificate System License Agreement
Page 11


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date of the last signature below, unless a different effective date is specified on the first page of this Agreement.

     CUSTOMER:

     VISA INTERNATIONAL SERVICE ASSOCIATION

     By:___________________________________

     Printed Name:_________________________

     Title:________________________________

     Date:_________________________________

     VERISIGN, INC.

     By:___________________________________

     Printed Name:_________________________

     Title:________________________________

     Date:_________________________________

VeriSign Private Label Agreement


     EXHIBIT "K"

     SERVICE LEVEL SPECIFICATION



                           CHIP CARD PAYMENT SERVICE
                             (CCPS) & STORED VALUE
                            CARD (SVC) CERTIFICATION
                                   AUTHORITY

                            Chip Card Certification
                                AUTHORITY (CCCA)
                            SERVICE LEVEL AGREEMENT
                         VISA INTERNATIONAL / VERISIGN


                                  Version 1.1
                                  OCTOBER 1996

                               TABLE OF CONTENTS


OVERVIEW.................................................  1
CCCA SYSTEM DESCRIPTION..................................  1
SCOPE....................................................  2
     WITHIN SCOPE........................................  2
     OUTSIDE OF SCOPE....................................  2
     DEFINITION..........................................  2
     CCCA SERVICE LEVELS.................................  3
     SERVICE AVAILABILITY................................  3
          Definition.....................................  3
          Measurement....................................  4
          Minimum Service Level Requirement..............  4
     RESPONSE TIME.......................................  4
          Definition.....................................  4
          Measurement....................................  4
          Minimum Service Level Requirement..............  5
     DATA MANAGEMENT.....................................  6
          Definition.....................................  6
          Measurement....................................  6
          Minimum Service Level Requirement..............  6
     SYSTEM MONITORING AND OUTAGE REPORTING..............  6
          Definition.....................................  6
          Measurement....................................  7
          Minimum Service Level Requirement..............  7
     SCHEDULED DOWN TIME.................................  7
          Definition.....................................  8
          Measurement....................................  8
          Minimum Service Level Requirement..............  8
     BACKUP..............................................  8
          Definition.....................................  8
          Measurement....................................  8
          Minimum Service level Requirement..............  8
     KEY COMPROMISE......................................  9
     CONTINGENCY OPERATIONS / RECOVERY...................  9
          Definition.....................................  9
          Measurement....................................  9
          Minimum Service Level Requirement..............  9
     REPORTING...........................................  9
     PENALTIES...........................................  9
VERISIGN CCCA CUSTOMER SUPPORT SERVICE LEVELS............ 10
     AVAILABIL1TY........................................ 10
     RESPONSE TIME....................................... 10
     CUSTOMER SUPPORT CALLBACK SMEFRAMES AND DEFINITION.. 10

                                    OVERVIEW

This Service Level Agreement (SLA) between Visa International (Visa) and VeriSign, Inc. (VeriSign) details the terms for the supply of services by VeriSign to Visa for the operation of the Visa Chip Card Certification Service
(CCCA). It specifically addresses the service levels that will be in effect for the pilot phases of the CCPS and SVC Diamond projects. Additional service levels may be implemented after the commencement of either of these two pilots.

This SLA is comprised of two components. The first addresses service levels for CCCA. The second addresses service levels for VeriSign CCCA customer support.

CCCA SYSTEM DESCRIPTION

A logical depiction of the CCCA system is presented below:

             [DRAWING OF TWO RECTANGLES LABLED "ISSUER" AND "VISA"
                       WITH CONNECTING HORIZONTAL BARS]

SCOPE

VeriSign will be developing and operating a Certificate Authority on behalf of Visa

WITHIN SCOPE
The following components of CCCA are addressed within the scope of this service level agreement:

     Brand Certificate Authority (Brand CA)
               Acceptance of Issuer Public Key from Visa
               Generation of Issuer Public Key Certificates
               Reconveyance of Issuer Public Key Certificate to Visa

OUTSIDE OF SCOPE
The following components of CCCA are not addressed within the scope of this service level agreement:

     Visa system infrastructure
     Deployment of Visa Scheme Public Keys
     Issuer to Visa key management processes
     Establishment of trust between Issuers and Visa
     Conveying of Issuer Public Key Certificate to Issuer

DEFINITION

     Brand Certificate Authority

     The Brand CA issues EMV compliant Issuer Public Key Certificates to Brand members (i.e., Issuers) that wish to use the Visa Chip Card Payment Systems
     (CCPS) and/or Stored Value Card (SVC) products.

     For CCPS the Brand CA generates Issuer Public Key Certificates to enable Issuers to utilize Static Data Authentication for their customer needs.

     For SVC the Brand CA generates Issuer Public Key Certificates to enable Issuers to utilize Dynamic Data Authentication for their customer needs.

CCCA SERVICE LEVELS

For the purpose of this SLA, CCCA is considered to have one major operational component:

1.   Certification Processing Service

     This is the ability to process the certificate transaction (i.e., certificate request, certificate generation, certificate response) and return an appropriate signed response to the requester.

SERVICE AVAILABILITY

Definition

     Initially, for the pilot phases of the projects covered by this SLA, the Brand Certificate Authority (Brand CA) operations require manual procedures. These are performed off-line and need the presence of authorized Visa and VeriSign personnel. To maintain multiple controls over the use of the Visa Brand Private Keys, three (3) of five (5) key custodians must be present to enable the generation of any Issuer Public Key Certificate. At least one designated key custodian must be present from Visa and at least one designated key custodian must be present from VeriSign to perform this service, i.e., the three key custodians must not all be representatives from one organization. The designation of the key custodians from each organization is not a part of this SLA, but all key custodians must be approved by Visa.

     The Brand certificate authority must be available during the normal hours of operation, as well as after hours by prior arrangement.

     Normal hours of operation for the Brand CA are 0800 - 1700 PT, 5 days a week, 52 weeks a year. Visa will normally provide VeriSign with one working day advance notice of any required Brand CA operation.

     In the event of extreme conditions, such as disaster recovery or key compromise, Visa may require Brand CA operations outside of the normal operating periods. Under such circumstances, Visa shall provide VeriSign with a two (2) day advance notice of the required Brand CA operations.

Measurement

     The measurement for service availability is the amount of time that the CA is capable of receiving, processing and responding to incoming certificate transactions from the requesting entity (i.e., the Issuer through Visa). Nonavailability is the amount of time that the CA is not capable of receiving, processing and responding to incoming certificate transactions from the requesting entity.

Minimum Service Level Requirement

     The Brand CA must be available to process 99% of the certificate requests and perform necessary administrative functions.

RESPONSE TIME

Definition
There are two components of response time for the Brand CA.

     1. The amount of time that it takes VeriSign to respond to a Visa request for Brand CA operations.

          VeriSign must respond to a Visa request for Brand CA operations within one working day during normal operating hours. Under extreme conditions, VeriSign must respond to a Visa request for Brand CA operations within one (1) hour during normal operating hours.

     2. The amount of time that the actual Brand CA operation requires. All Brand CA operations must be processed and validated within 8 hours of the start of the operation. If the validation process is extended by factors out of VeriSign's control, VeriSign will not be penalized.

Measurement

     The measurement for response to requests for Brand CA operations is based upon the time elapsed from when Visa contacts VeriSign to inform them of the intent to perform a Brand CA operation until VeriSign confirms their availability to perform a Brand CA operation.

     The measurement for performing Brand CA operations is based upon the time elapsed from when Visa staff arrives at VeriSign to begin the operation until the operation is completed and verified.

Minimum Service Level Requirement

     For the Brand CA, 99% of the requests for Brand CA operations must be responded to within the required time and 99% of the Brand CA operations must be performed within the required time.

DATA MANAGEMENT

Definition


     CCCA data, which includes system logs, transaction history, certificate registration data and certificates, must be available to support various legal, billing and customer service requirements. The archive retention and retrieval requirements for the CCCA data will vary by data type as described below:

          Registration data and certificates

          This data will be kept available for immediate review for 90 days prior to being archived. Archived data will be maintained for the length of the one year pilot and must be retrievable within 24 hours of request. At the end of the pilot project, all archived data will be returned to VISA.

          System logs and transaction history

          This data will be kept available for immediate review for 90 days prior to being archived. Archived data will be maintained for the length of the one year pilot and must be retrievable within 24 hours of request. At the end of the pilot project, all archived data will be returned to VISA.

Measurement

     The measurement for data management is based upon the data being available, within the periods specified above.

Minimum Service Level Requirement

     The data management requirements must be met 99% of the time.

SYSTEM MONITORING AND OUTAGE REPORTING

Definition

     Monitoring

     The key storage units for all of the CAs must be checked for tampering on a daily basis. The applications and/or systems for the Certification Processing Service must be monitored continually and a status check taken every 24 hours.

     Outage Reporting


     All CCCA hardware and/or software faults shall be logged, tracked and reported using a suitable computer-based system and provided to Visa within two (2) hours of occurrence.

     All CCCA system hardware, network, and software failures, their impact on CCCA operations and any actions taken to correct the problem, including an event log shall be reported to Visa on a monthly basis. In addition, Visa shall be notified within one hour of any major failure that affects the normal operation of CCCA.

Measurement

     The status checks must be recorded on a status log and signed by the VeriSign system operator. This status log must be available for review by Visa at any time.

     Problem / event logs and system logs will record outages and causes (if known). These also must be made available to Visa for review at any time.

Minimum Service Level Requirement

     Compliance with the monitoring, logging and reporting requirements must be 99%.

SCHEDULED DOWN TIME

Definition

     There will be a scheduled down time period weekly to perform maintenance, backup and upgrade functions for the CAs. This period will not exceed 12 hours and will be at the same time each week as agreed to by Visa and VeriSign. If a longer down time window is needed, it must be agreed to in advance by Visa and VeriSign.

Measurement

     The measurement for scheduled down time for any CA is based on the time elapsed from when the CA is not capable of performing operations until it becomes available for performing operations. Daily system logs will indicate scheduled system down time and can be used to track outages.

Minimum Service Level Requirement

     99% of the down times must be within the required period.

BACKUP

Definition

     At a minimum, all data related to the Brand CAs, including application files and databases, system tables, log files, etc., will be backed up on a scheduled, daily basis. In addition, the Brand CA application and all system components will be backed up on a monthly basis. All backups must be done non disruptively without adversely impacting normal CCCA operations. The backup files must be stored in a secure off-site facility as agreed upon by VeriSign and Visa.

Measurement

     Daily system logs will indicate time and location of backup files, backup media identification and any other relevant information needed for recovery of backup files.

Minimum Service level Requirement

     The backup requirements must be met 99% of the time.

KEY COMPROMISE

     The management of key compromise, CRL processing, replacement of Visa Scheme keys and the re-generation of Issuer Public Key Certificates will not be a provided service for the pilot phases of CCCA.

CONTINGENCY OPERATIONS/RECOVERY

Definition

     If any single component of the Brand CA fails, the component shall be recovered to the point of failure within five (5) calendar days.

     In the event of a total Brand CA failure, a complete recovery must occur within five (5) calendar days and normal operations should begin with recovery to the point of failure for all systems and files. In the interim period before normal operations have begun, Access to Service must be available to receive certificate transactions, queue the transactions for future processing and provide an appropriate signed response to the requesting entity.

Measurement

     The measurement for recovery of an CCCA system component or a total system outage will the length of time between the point that the outage occurs and the point that a full recovery to normal operations has been completed.

     The ability to satisfy the recovery and/or contingency operations requirements will be demonstrated through periodic scheduled tests.

Minimum Service Level Requirement

     The recovery and contingency operations requirements must be met 99% of the time.

REPORTING

     VeriSign shall provide Visa with reporting on a scheduled basis. This will include both service level and activity reporting and may be either on hard copy or electronic (i.e., report or data files) form as agreed to by Visa and VeriSign.

PENALTIES

     All service levels are calculated, and penalties assessed, on a monthly basis.

VERISIGN CCCA CUSTOMER SUPPORT SERVICE LEVELS

     VeriSign will provide support to Visa as described in the customer support requirements section of the contract. The VeriSign interface for customer support will be limited to designated individuals within Visa.

AVAILABLITY

     VeriSign Customer Service must be available to accept and respond to problem calls from Visa 0800 - 1700 PT, 5 days a week, 52 weeks a year, (i.e., a standard financial Industry schedule).

RESPONSE TIME

     Normal Hours of Operation

     Between 0800 and 1700 PT, a human VeriSign Customer Support representative should respond immediately (i.e., answer the telephone within a queue time of 120 seconds).

CUSTOMER SUPPORT CALLBACK TIMEFRAMES AND DEFINITIONS

     VeriSign Customer Support will, at a minimum, initiate a return telephone call to Visa to establish if the problem has been corrected based on the following call reporting criteria:

     Problem Severity                      Definition                     Callback Frequency
     -------------------------------------------------------------------------------------------
     1                                     Entire population of a CA      60 minutes
                                           impacted
     -------------------------------------------------------------------------------------------
     -------------------------------------------------------------------------------------------

     In every case, if the problem has not been corrected within the callback frequency, VeriSign Customer Support will monitor the problem to determine if any corrective work has begun. If it has, then VeriSign Customer Support will continue to monitor the situation and provide status to Visa until the problem is resolved to the satisfaction of Visa. If not corrective work has begun, VeriSign Customer Support will escalate the problem to the next support level.

VeriSign Private Label Agreement


     EXHIBIT "L"

     SUPPORT LEVELS

     1.   SECOND-LEVEL SUPPORT FOR MEMBERS

     VeriSign will provide second level telephone support for any problem concerning a Certificate issued to a Member during the times set forth in
Section 2 below. In the event that a Member problem is not resolved by the first level good-faith efforts of VISA Member Support, VeriSign will provide second level telephone support for a reasonable volume of calls from VISA Member Support. Upon VISA Member Support's providing VeriSign with a clear description of the unresolved problem, VeriSign will verify the problem's existence and determine the conditions under which the problem may recur. After such verification and determination, VeriSign will, at its option,

          1.1 use its best efforts to provide an immediate fix for the problem;

          1.2 use its best efforts to provide a temporary solution of or workaround to the problem;

          1.3 provide a statement that the problem will be corrected in a future release;

          1.4 provide a statement that more information about the problem is required (however, after sufficient information, in VeriSign's opinion, is provided to VeriSign, VeriSign will provide to Customer one of the other four support alternatives contained in this Section 1); or

          1.5 provide a statement that the Private Label Certificate System operates as described in VeriSign's then current user documentation or that the problem arises when such Private Label Certificate System is used other than in a manner for which it was designed.

     In the case of such second-level support, VeriSign will not contact a Member directly for more information about the problem unless VISA Member Support so requests.

     The following chart summarizes telephone support provided in this Section:

=========================================================================================================================
 Type of Certificate          Entity Supported           First Level               Second Level         Third Level
-------------------------------------------------------------------------------------------------------------------------
 VISA Chipcard CA             Issuers,                   VISA Member Support       VeriSign             N/A
=========================================================================================================================

     2.   TIMES TELEPHONE SUPPORT IS PROVIDED

     VeriSign will accept and log all second level support requests received from Customer on a twenty-four (24) hour per day, seven (7) day per week basis, including national holidays. VeriSign will provide regular telephone support for both second level on Monday through Friday 8:00 a.m. to 5:00 p.m., local time, and will provide critical corrective support after hours (outside the hours of 8:00 a.m. to 5:00 p.m., local time) and on national holidays. A problem is considered critical when the Private Label Certificate System will not operate or the Customer cannot perform its business function due to a Private Label Certificate System problem.

     3.   CUSTOMER RESPONSIBILITIES FOR TELEPHONE SUPPORT

     Customer will (i) identify, document and report to VeriSign each problem with the Private Label Certificate System necessitating telephone support, (ii) supply VeriSign with all documentation and assistance necessary to demonstrate and allow VeriSign to diagnose the problem, and (iii) install each solution to such problem

VeriSign Private Label Agreement


provided by VeriSign. If Customer requests corrective changes to the Private Label Certificate System and VeriSign determines that the reported malfunction is not related to the Private Label Certificate System, VeriSign may charge Customer for its diagnostic services on a time and materials basis.

     Customer will assure the proper use, management and supervision of any application programs, audit controls, operating methods and office procedures necessary for the intended use of the Private Label Certificate System.

     Customer will provide the first-level support to Members through VISA Member Support as provided in Section 1 above.